Exhibit 10.2
SHAPEWAYS HOLDINGS, INC.

2021 EQUITY INCENTIVE PLAN

AS ADOPTED BY APPROVAL OF THE BOARD ON SEPTEMBER 29, 2021
APPROVED BY THE SHAREHOLDERS ON SEPTEMBER 28, 2021

Shapeways Holdings, Inc.
2021 Equity Incentive Plan
ARTICLE 1. INTRODUCTION.
The purpose of the Plan is to promote the long-term success of the Company and the creation of shareholder value by (a) encouraging Service Providers to focus on critical long-range corporate objectives, (b) encouraging the attraction and retention of Service Providers with exceptional qualifications and (c) linking Service Providers directly to shareholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Options (which may be ISOs or NSOs), SARs, Restricted Shares, Restricted Stock Units, and other cash-based, equity-based or equity-related Awards that the Administrator determines are consistent with the purpose of the Plan and the interests of the Company. Capitalized terms used in this Plan are defined in Article 14.
ARTICLE 2. ADMINISTRATION.
2.1    General. The Plan may be administered by the Board or one or more Committees to which the Board (or an authorized Board committee) has delegated authority. If administration is delegated to a Committee, the Committee shall have the powers theretofore possessed by the Board, including, to the extent permitted by applicable law, the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to either the Board or the Administrator shall hereafter also encompass the Committee or subcommittee, as applicable). The Board may abolish the Committee’s delegation at any time and the Board shall at all times also retain the authority it has delegated to the Committee. The Administrator shall comply with rules and regulations applicable to it, including under the rules of any exchange on which the Common Shares are traded, and shall have the authority and be responsible for such functions as have been assigned to it.
2.2    Section 16. To the extent desirable to qualify transactions hereunder as exempt under Exchange Act Rule 16b-3, the transactions contemplated hereunder will be approved by the entire Board or a Committee of two or more “non-employee directors” within the meaning of Exchange Act Rule 16b-3.
2.3    Powers of Administrator. Subject to the terms of the Plan, and in the case of a Committee, subject to the specific duties delegated to the Committee, the Administrator shall have the authority to (a) select the Service Providers who are to receive Awards under the Plan, (b) determine the type, number, vesting requirements and other features, terms and conditions of such Awards (including the form of settlement in cash, Common Shares or other securities, Awards or property), (c) determine performance criteria for the Awards and whether such performance criteria has been attained, (d) interpret the Plan and Awards granted under the Plan, (e) make, amend and rescind rules relating to the Plan and Awards granted under the Plan, including rules relating to sub-plans established for the purposes of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws, (f) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards, (g) impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant of any Common Shares issued pursuant to an Award, including restrictions under an insider trading policy and restrictions as to the use of a specified brokerage firm for such resales, and (h) make all other decisions relating to the operation of the Plan and Awards granted under the Plan. In addition, with regard to the terms and conditions of Awards granted to Service Providers outside of the United States or not subject to taxation under the laws of the United States, the Administrator may vary from the provisions of the Plan to the extent it determines it necessary and appropriate to do so, including, where applicable, varying from the requirements set forth in Articles 5.3 and 6.3.
2.4    Effect of Administrator’s Decisions. The Administrator’s decisions, determinations and interpretations shall be final, conclusive and binding on all interested parties.
2.5    Delegation of Authority to Senior Officers. The Administrator may delegate, on such terms and conditions as it determines in its discretion, to one or more senior officers of the Company the authority to make grants of Awards to officers (other than any officer subject to Section 16 of the Exchange Act), Employees and Consultants of the Company, its Subsidiaries and its Affiliates (including any prospective officer (other than any such officer who is expected to be subject to Section 16 of the Exchange Act), Employee or Consultant) and all necessary and appropriate decisions and determinations with respect thereto.
2.6    Awards to Outside Directors. Notwithstanding anything to the contrary contained herein, the Board may, in its discretion, at any time and from time to time, grant Awards to Outside Directors or administer the Plan with respect to such Awards. In any such case, the Board shall have all the authority and responsibility granted to the Administrator herein.
2.7     No Rights to Awards or Uniformity of Treatment. No Participant or other person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Administrator’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated.
2.8    Governing Law. The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except its choice-of-law provisions).
ARTICLE 3. SHARES AVAILABLE FOR GRANTS.
3.1    Basic Limitation. Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of Common Shares issued under the Plan shall not exceed 7,621,401 Common Shares (the “Plan Share Limit”), which amount is subject to increase as described in Article 3.2. The Plan Share Limit shall be subject to adjustment pursuant to Article 9.
3.2    Annual Increase in Available Shares. On the first day of each calendar year during the term of the Plan, commencing on January 1, 2022 and continuing until (and including) January 1, 2031, the number of Common Shares available under the Plan Share Limit shall automatically increase by a number equal to the lesser of (a) five percent (5%) of the total number of Common Shares issued and outstanding on December 31 of the calendar year immediately preceding the date of such increase and (b) a number of Common Shares determined by the Board.
3.3    Shares Returned to Reserve. To the extent that an Option, SAR, Restricted Stock Unit or other Award granted under the Plan is forfeited, cancelled, terminated or expires for any reason without the delivery of all Common Shares subject thereto, or is settled other than wholly by delivery of Common Shares (including cash settlement), then the number of Common Shares subject to such Award that were not issued with respect to such Award will not be treated as issued and will not count against the Plan Share Limit. If SARs are exercised or Restricted Stock Units are settled, then only the number of Common Shares (if any) actually issued to the Participant upon exercise of such SARs or settlement of such Restricted Stock Units, as applicable, shall reduce the number of Common Shares available under the Plan Share Limit and the balance shall again become available for issuance under the Plan. If Restricted Shares or Common Shares issued upon the exercise of Options are forfeited or reacquired by the Company pursuant to a repurchase right or for any other reason, then such Common Shares shall again become available for issuance under the Plan. Common Shares applied to pay the Exercise Price of Options or to satisfy tax withholding obligations related to any Award shall again become available for issuance under the Plan (but such Common Shares shall not again become available for issuance as ISOs).
3.4    Awards Not Reducing Share Reserve. To the extent permitted under applicable exchange listing standards, any dividend equivalents paid or credited under the Plan with respect to Restricted Stock Units shall not be applied against the number of Common Shares that may be issued under the Plan, whether or not such dividend equivalents are converted into Restricted Stock Units. In addition, Common Shares subject to Substitute Awards granted by the Company shall not reduce the number of Common Shares that may be issued under Article 3.1, nor shall Common Shares subject to Substitute Awards again be available for Awards under the Plan in the event of any forfeiture, expiration or cash settlement of such Substitute Awards.
3.5    Director Limit and ISO Limit.
(a)    The grant date fair value of Awards granted to an Outside Director during any one fiscal year of the Company may not exceed $500,000 (on a per-Director basis); provided, however, that the limitation that will apply in the fiscal year in which the Outside Director is initially appointed or elected to the Board shall instead be $750,000; provided, further, that the Board may make exceptions to such limit for a non-executive chair of the Board or, in extraordinary circumstances, for other individual Outside Directors, as the Board may determine in its discretion, so long as the Outside Director receiving such additional compensation does not participate in the decision to award such compensation. For purposes of this limitation, the grant date fair value of an Award shall be determined in accordance with the assumptions that the Company uses to estimate the value of share-based payments for financial reporting purposes. For the sake of clarity, neither (i) Awards granted to an individual while they were an Employee or Consultant, but not an Outside Director, nor (ii) Awards granted pursuant to an Outside Director’s election to receive Awards in lieu of cash retainers or other fees shall count towards this limitation.
(b)    No more than 7,621,401 Common Shares (subject to adjustment pursuant to Article 9 and taking into account Article 3.3) may be issued under the Plan upon the exercise of ISOs.
ARTICLE 4. ELIGIBILITY.
4.1    Incentive Stock Options. Only Employees who are employees of the Company (or of a Parent or a Subsidiary that qualifies as a “parent corporation” or “subsidiary corporation” under Code Section 424) and who are eligible to receive an Incentive Stock Option under the Code shall be eligible for the grant of ISOs. In addition, an Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company (or of a Parent or a Subsidiary that qualifies as a “parent corporation” or “subsidiary corporation” under Code Section 424, as applicable) shall not be eligible for the grant of an ISO unless the additional requirements set forth in Code Section 422(c)(5) are satisfied.
4.2    Other Awards. Awards other than ISOs may be granted to any Service Provider.
ARTICLE 5. OPTIONS.
5.1    Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The Stock Option Agreement shall specify whether the Option is intended to be an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.
5.2    Number of Shares. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option, which number shall adjust in accordance with Article 9.
5.3    Exercise Price. Each Stock Option Agreement shall specify the Exercise Price, which shall not be less than 100% of the Fair Market Value of a Common Share on the date of grant. The last clause of the preceding sentence shall not apply to an Option that is a Substitute Award granted in a manner that would satisfy the requirements of Code Section 409A and, if applicable, Code Section 424(a).
5.4    Exercisability and Term. Each Stock Option Agreement shall specify the date or event when all or any portion of the Option is to become vested and/or exercisable. The vesting and exercisability conditions applicable to the Option may include service-based conditions, performance-based conditions, such other conditions as the Administrator may determine, or any combination of such conditions. The Stock Option Agreement shall also specify the term of the Option; provided that, except to the extent necessary to comply with applicable foreign law, the term of an Option shall in no event exceed 10 years from the date of grant. A Stock Option Agreement may provide for accelerated vesting and/or exercisability upon certain specified events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service.
5.5    Death of Optionee. After an Optionee’s death, any vested and exercisable Options held by such Optionee may be exercised by such Optionee’s beneficiary or beneficiaries. Each Optionee may designate one or more beneficiaries for this purpose by filing the prescribed form with the Company, which beneficiary designation shall be effective only if the prescribed form is received by the Company before the Optionee’s death. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Optionee’s death. If no beneficiary was properly designated or if no designated beneficiary survives the Optionee, then any vested and exercisable Options held by the Optionee may be exercised by such Optionee’s estate.
5.6    Modification or Assumption of Options. Within the limitations of the Plan, the Administrator may modify, reprice, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new Options for the same or a different number of shares and at the same or a different exercise price or in return for the grant of a different type of Award. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, materially impair such Optionee’s rights or obligations under such Option.
5.7    Buyout Provisions. The Administrator may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Administrator shall establish.
5.8    Payment for Option Shares. The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash or cash equivalents at the time when such Common Shares are purchased. In addition, the Administrator may, in its sole discretion and to the extent permitted by applicable law, accept payment of all or a portion of the Exercise Price through any one or a combination of the following forms or methods:
(a)    Subject to any conditions or limitations established by the Administrator, by surrendering, or attesting to the ownership of, Common Shares that are already owned by the Optionee with a value on the date of surrender equal to the aggregate Exercise Price for the Common Shares as to which such Option will be exercised;

(b)    By delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the Common Shares being purchased under the Plan and to deliver all or part of the sales proceeds to the Company;
(c)    Subject to such conditions and requirements as the Administrator may impose from time to time, through a net exercise procedure; or
(d)    Through any other form or method consistent with applicable laws, regulations and rules.
ARTICLE 6. STOCK APPRECIATION RIGHTS.
6.1    SAR Agreement. Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical.
6.2    Number of Shares. Each SAR Agreement shall specify the number of Common Shares to which the SAR pertains, which number shall adjust in accordance with Article 9.
6.3    Exercise Price. Each SAR Agreement shall specify the Exercise Price, which shall in no event be less than 100% of the Fair Market Value of a Common Share on the date of grant. The last clause of the preceding sentence shall not apply to a SAR that is a Substitute Award granted in a manner that would satisfy the requirements of Code Section 409A.
6.4    Exercisability and Term. Each SAR Agreement shall specify the date when all or any portion of the SAR is to become vested and exercisable. The vesting and exercisability conditions applicable to the SAR may include service-based conditions, performance-based conditions, such other conditions as the Administrator may determine, or any combination thereof. The SAR Agreement shall also specify the term of the SAR; provided that, except to the extent necessary to comply with applicable foreign law, the term of a SAR shall not exceed 10 years from the date of grant. A SAR Agreement may provide for accelerated vesting and exercisability upon certain specified events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service.
6.5    Exercise of SARs. Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after such Optionee’s death) shall receive from the Company (a) Common Shares, (b) cash or (c) a combination of Common Shares and cash, as the Administrator shall determine in its sole discretion. The amount of cash and/or the Fair Market Value of Common Shares received upon exercise of SARs shall, in the aggregate, not exceed the amount by which the Fair Market Value (on the date of surrender) of the Common Shares subject to the SARs exceeds the Exercise Price. If, on the date when a SAR expires, the Exercise Price is less than the Fair Market Value of a Common Share on such date, and any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion. A SAR Agreement may also provide for an automatic exercise of the SAR on an earlier date.
6.6    Death of Optionee. After an Optionee’s death, any vested and exercisable SARs held by such Optionee may be exercised by such Optionee’s beneficiary or beneficiaries. Each Optionee may designate one or more beneficiaries for this purpose by filing the prescribed form with the Company, which beneficiary designation shall be effective only if the prescribed form is received by the Company before the Optionee’s death. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Optionee’s death. If no beneficiary was properly designated or if no designated beneficiary survives the Optionee, then any vested and exercisable SARs held by the Optionee at the time of such Optionee’s death may be exercised by such Optionee’s estate.
6.7    Modification or Assumption of SARs. Within the limitations of the Plan, the Administrator may modify, reprice, extend or assume outstanding stock appreciation rights or may accept the cancellation of outstanding stock appreciation rights (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price or in return for the grant of a different type of Award. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the Optionee, materially impair such Optionee’s rights or obligations under such SAR.
ARTICLE 7. RESTRICTED SHARES.
7.1    Restricted Stock Agreement. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the Service Provider and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.
7.2    Payment for Awards. Restricted Shares may be sold or awarded under the Plan for such consideration as the Administrator may determine, including (without limitation) cash, cash equivalents, property, cancellation of other equity awards, promissory notes, past services and future services, and such other methods of payment as are permitted by applicable law.
7.3    Vesting Conditions. Each Award of Restricted Shares may or may not be subject to vesting and/or other conditions as the Administrator may determine. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. Vesting conditions may include service-based conditions, performance-based conditions, such other conditions as the Administrator may determine, or any combination thereof. A Restricted Stock Agreement may provide for accelerated vesting upon certain specified events.
7.4    Voting and Dividend Rights. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other shareholders, unless the Administrator otherwise provides. A Restricted Stock Agreement, however, may require that any cash dividends paid on Restricted Shares (a) be accumulated and paid when such Restricted Shares vest, or (b) be invested in additional Restricted Shares. Any such additional Restricted Shares shall be subject to the same restrictions on transfer and forfeiture as the Restricted Shares with respect to which they were paid. In addition, unless the Administrator provides otherwise, if any dividends or other distributions are paid in Common Shares, such Common Shares shall be subject to the same restrictions on transfer and forfeiture as the Restricted Shares with respect to which they were paid.
7.5    Modification or Assumption of Restricted Shares. Within the limitations of the Plan, the Administrator may modify or assume outstanding Restricted Shares or may accept the cancellation of outstanding restricted shares (whether granted by the Company or by another issuer) in return for the grant of new Restricted Shares for the same or a different number of shares or in return for the grant of a different type of Award. The foregoing notwithstanding, no modification of Restricted Shares shall, without the consent of the Participant, materially impair such Participant’s rights or obligations under such Restricted Shares.
ARTICLE 8. RESTRICTED STOCK UNITS.
8.1    Restricted Stock Unit Agreement. Each grant of Restricted Stock Units under the Plan shall be evidenced by a Restricted Stock Unit Agreement between the Service Provider and the Company. Such Restricted Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Unit Agreements entered into under the Plan need not be identical.
8.2    Payment for Awards. To the extent that an Award is granted in the form of Restricted Stock Units, no cash consideration shall be required of the Service Provider.
8.3    Vesting Conditions. Each Award of Restricted Stock Units may or may not be subject to vesting, as determined by the Administrator. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Unit Agreement. Vesting conditions may include service-based conditions, performance-based conditions, such other conditions as the Administrator may determine, or any combination thereof. A Restricted Stock Unit Agreement may provide for accelerated vesting upon certain specified events.
8.4    Voting and Dividend Equivalent Rights. The holders of Restricted Stock Units shall have no voting rights as the Company’s shareholders. Prior to settlement or forfeiture, Restricted Stock Units awarded under the Plan may, at the Administrator’s discretion, provide for a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all dividends paid on one Common Share while the Restricted Stock Unit is outstanding. Dividend equivalents may be converted into additional Restricted Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Common Shares, or in a combination of both. Prior to distribution, any dividend equivalents shall be subject to the same conditions and restrictions as the Restricted Stock Units to which they attach.
8.5    Form and Time of Settlement of Restricted Stock Units. Settlement of vested Restricted Stock Units may be made in the form of (a) cash, (b) Common Shares or (c) any combination of both, as determined by the Administrator. The actual number of Restricted Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Restricted Stock Units into cash may include (without limitation) a method based on the average value of Common Shares over a series of trading days. Vested Restricted Stock Units shall be settled in such manner and at such time(s) as specified in the Restricted Stock Unit Agreement. Until an Award of Restricted Stock Units is settled, the number of such Restricted Stock Units shall be subject to adjustment pursuant to Article 9.
8.6    Death of Service Provider. Any Restricted Stock Units that become payable after the Service Provider’s death shall be distributed to the Service Provider’s beneficiary or beneficiaries. Each recipient of Restricted Stock Units under the Plan may designate one or more beneficiaries for this purpose by filing the prescribed form with the Company, which beneficiary designation shall be effective only if the prescribed form is received by the Company before the Service Provider’s death. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Service Provider’s death. If no beneficiary was properly designated or if no designated beneficiary survives the Service Provider, then any Restricted Stock Units that become payable after the Service Provider’s death shall be distributed to the Service Provider’s estate.
8.7    Modification or Assumption of Restricted Stock Units. Within the limitations of the Plan, the Administrator may modify or assume outstanding restricted stock units or may accept the cancellation of outstanding restricted stock units (whether granted by the Company or by another issuer) in return for the grant of new Restricted Stock Units for the same or a different number of shares or in return for the grant of a different type of Award. The foregoing notwithstanding, no modification of a Restricted Stock Unit shall, without the consent of the Participant, materially impair such Participant’s rights or obligations under such Restricted Stock Unit.

8.8    Creditors’ Rights. A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Restricted Stock Unit Agreement.
ARTICLE 9. ADJUSTMENTS; DISSOLUTIONS AND LIQUIDATIONS; CORPORATE TRANSACTIONS.
9.1    Adjustments. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares or any other increase or decrease in the number of issued Common Shares effected without receipt of consideration by the Company, proportionate adjustments shall be made to the following (provided, that the Administrator shall determine the method and manner in which to effect such equitable adjustment):
(a)    The number and kind of shares available for issuance under Article 3, including the numerical share limits in Articles 3.1, 3.2 and 3.5;
(b)    The number and kind of shares covered by each outstanding Option, SAR, Restricted Stock Unit or other Award; and/or
(c)    The Exercise Price applicable to each outstanding Option and SAR, and the repurchase price, if any, applicable to Restricted Shares.
In the event of a declaration of an extraordinary dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a recapitalization, a spin-off or a similar occurrence, the Administrator may make such adjustments as it, in its sole discretion, deems appropriate to the foregoing. Any adjustment in the number of shares subject to an Award under this Article 9.1 shall be rounded down to the nearest whole share, although the Administrator in its sole discretion may make a cash payment in lieu of a fractional share. Except as provided in this Article 9.1, a Participant shall have no rights by reason of any issuance by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.
9.2    Dissolution or Liquidation. To the extent not previously exercised or settled, Options, SARs and Restricted Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.
9.3    Corporate Transactions. In the event that the Company is a party to a merger, consolidation, or a Change in Control (other than one described in Article 14.6(d)), all Common Shares acquired under the Plan and all Awards outstanding on the effective date of the transaction shall be treated in the manner described in the definitive transaction agreement (or, in the event the transaction does not entail a definitive agreement to which the Company is party, in the manner determined by the Administrator, with such determination having final and binding effect on all parties), which agreement or determination need not treat all Awards (or portions thereof) in an identical manner. Unless an Award Agreement provides otherwise, the treatment specified in the definitive transaction agreement or by the Administrator may include (without limitation) one or more of the following with respect to each outstanding Award:
(a)    The continuation of such outstanding Award by the Company (if the Company is the surviving entity);

(b)    The assumption of such outstanding Award by the surviving entity or its parent, provided that the assumption of an Option or a SAR shall comply with applicable tax requirements;
(c)    The substitution by the surviving entity or its parent of an equivalent award for such outstanding Award (including, but not limited to, an award to acquire the same consideration paid to the holders of Common Shares in the transaction), provided that the substitution of an Option or a SAR shall comply with applicable tax requirements;
(d)    In the case of an Option or SAR, the cancellation of such Award without payment of any consideration. An Optionee shall be able to exercise such Optionee’s outstanding Option or SAR, to the extent such Option or SAR is then vested or becomes vested as of the effective time of the transaction, during a period of not less than five full business days preceding the closing date of the transaction, unless (i) a shorter period is required to permit a timely closing of the transaction and (ii) such shorter period still offers the Optionee a reasonable opportunity to exercise such Option or SAR. Any exercise of such Option or SAR during such period may be contingent on the closing of the transaction;
(e)    The cancellation of such Award and a payment to the Participant with respect to each share subject to the portion of the Award that is vested or becomes vested as of the effective time of the transaction equal to the excess of (A) the value, as determined by the Administrator in its absolute discretion, of the property (including cash) received by the holder of a Common Share as a result of the transaction, over (if applicable) (B) the per-share Exercise Price of such Award (such excess, if any, the “Spread”).  Such payment may be made in the form of cash, cash equivalents, or securities of the surviving entity or its parent having a value equal to the Spread.  In addition, any escrow, holdback, earn-out or similar provisions in the definitive transaction agreement may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of Common Shares.  If the Spread applicable to an Award (whether or not vested) is zero or a negative number, then the Award may be cancelled without making a payment to the Participant. In the event that an Award is subject to Code Section 409A, the payment described in this clause (e) shall be made on the settlement date specified in the applicable Award Agreement, provided that settlement may be accelerated in accordance with Treasury Regulation Section 1.409A-3(j)(4); or
(f)    The assignment of any reacquisition or repurchase rights held by the Company in respect of an Award of Restricted Shares to the surviving entity or its parent, with corresponding proportionate adjustments made to the price per share to be paid upon exercise of any such reacquisition or repurchase rights.
Unless an Award Agreement provides otherwise, each outstanding Award held by a Participant who remains a Service Provider as of the effective time of a Change in Control (a “Current Participant”) shall become fully vested and, if applicable, exercisable immediately prior to the effective time of the Change in Control, unless such Award is continued, assumed or substituted as provided for in clauses (a), (b) or (c) above. The prior sentence shall not apply to an Award held by a Participant who is not a Current Participant, unless the applicable Award Agreement provides otherwise or unless the Company and the acquirer agree otherwise.
In addition, in the case of an outstanding Award as of the effective time of a Change in Control that is subject to one or more performance-based vesting conditions that have not yet been satisfied, such performance-based vesting conditions shall be deemed achieved at 100% of target levels upon the Change in Control, unless such Award is continued, assumed or substituted as provided for in clauses (a), (b) or (c) above and such performance-based vesting condition remains measurable and applicable, or unless the applicable Award Agreement provides for different treatment.
For avoidance of doubt, the Administrator shall have the discretion, exercisable either at the time an Award is granted or at any time while the Award remains outstanding, to provide for the acceleration of vesting upon the occurrence of a Change in Control, whether or not the Award is to be assumed or replaced in the transaction, or in connection with a termination of the Participant’s Service following a transaction.
Any action taken under this Article 9.3 shall either preserve an Award’s status as exempt from Code Section 409A or comply with Code Section 409A.
ARTICLE 10. OTHER AWARDS.
Subject in all events to the limitations under Article 3 above as to the number of Common Shares available for issuance under this Plan, the Company may grant other forms of cash-based, equity-based or equity-related Awards not specifically described herein that the Administrator determines are consistent with the purpose of the Plan and the interests of the Company. In addition, the Company may grant awards under other plans or programs, where such awards are settled in the form of Common Shares issued under this Plan. Such Common Shares shall be treated for all purposes under the Plan like Common Shares issued in settlement of Restricted Stock Units and shall, when issued, reduce the number of Common Shares available under Article 3.
ARTICLE 11. LIMITATION ON RIGHTS.
11.1    Retention Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain a Service Provider. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate the Service of any Service Provider at any time, with or without cause, subject to applicable laws, the Company’s certificate of incorporation and by-laws and a written employment agreement (if any).
11.2    Shareholders’ Rights. Except as set forth in Article 7.4 or 8.4 above, a Participant shall have no dividend rights, voting rights or other rights as a shareholder with respect to any Common Shares covered by such Participant’s Award prior to the time when a stock certificate for such Common Shares is issued or, if applicable, the time when they become entitled to receive such Common Shares by filing any required notice of exercise and paying any required Exercise Price. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan.
11.3    Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed necessary by the Company’s counsel to be necessary to the lawful issuance and sale of any Common Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Common Shares as to which such requisite authority has not been obtained.
11.4    Transferability of Awards. The Administrator may, in its sole discretion, permit transfer of an Award in a manner consistent with applicable law (including, other than an ISO, to a “family member” as such term is defined in the General Instructions to Form S-8 (whether by gift or a domestic relations order)). Unless otherwise determined by the Administrator, Awards shall be transferable by a Participant only by (a) beneficiary designation, (b) a will or (c) the laws of descent and distribution; provided that, in any event, an ISO may only be transferred by will or by the laws of descent and distribution and may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee’s guardian or legal representative. Any transferee shall be bound by and subject to all of the terms and conditions of the Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations.
11.5    Recoupment Policy. All Awards granted under the Plan, all amounts paid under the Plan and all Common Shares issued under the Plan shall be subject to recoupment, clawback or recovery by the Company in accordance with applicable law and with Company policy (whenever adopted) regarding same, whether or not such policy is intended to satisfy the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Sarbanes-Oxley Act, or other applicable law, as well as any implementing regulations and/or listing standards.
11.6    Other Conditions and Restrictions on Common Shares. Any Common Shares issued under the Plan shall be subject to such forfeiture conditions, rights of repurchase, rights of first refusal, other transfer restrictions and such other terms and conditions as the Administrator may determine. Such conditions and restrictions shall be set forth in the applicable Award Agreement and shall apply in addition to any restrictions that may apply to holders of Common Shares generally. In addition, Common Shares issued under the Plan shall be subject to such conditions and restrictions imposed either by applicable law or by Company policy, as adopted from time to time, designed to ensure compliance with applicable law or laws with which the Company determines in its sole discretion to comply including in order to maintain any statutory, regulatory or tax advantage.
ARTICLE 12. TAXES.
12.1    General. It is a condition to each Award under the Plan that a Participant or such Participant’s successor shall make such arrangements that may be necessary, in the opinion of the Administrator or the Company, for the satisfaction of any federal, state, local or foreign withholding tax obligations that arise in connection with any Award granted under the Plan. The Company shall not be required to issue any Common Shares or make any cash payment under the Plan unless such obligations are satisfied.
12.2    Share Withholding. To the extent that applicable law subjects a Participant to tax withholding obligations, the Administrator may permit such Participant to satisfy all or part of such obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to such Participant or by surrendering all or a portion of any Common Shares that they previously acquired. Such Common Shares shall be valued on the date when they are withheld or surrendered. Any payment of taxes by assigning Common Shares to the Company may be subject to restrictions, including any restrictions required by the Securities and Exchange Commission, accounting or other rules.
12.3    Section 409A Matters. Except as otherwise expressly set forth in an Award Agreement, it is intended that Awards granted under the Plan either be exempt from, or comply with, the requirements of Code Section 409A. To the extent an Award is subject to Code Section 409A (a “409A Award”), the terms of the Plan, the Award and any Award Agreement shall be interpreted to comply with the requirements of Code Section 409A so that the Award is not subject to additional tax or interest under Code Section 409A, unless the Administrator expressly provides otherwise. A 409A Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order for it to comply with the requirements of Code Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” to an individual who is considered a “specified employee” (as each term is defined under Code Section 409A), then no such payment shall be made prior to the date that is the earlier of (a) six months and one day after the Participant’s separation from service or (b) the Participant’s death, but only to the extent such delay is necessary for such payment to comply with the requirements of Code Section 409A(a)(2)(B)(i). Further, no Participant or the creditors or beneficiaries of a Participant shall have the right to subject any deferred compensation (within the meaning of Code Section 409A) payable under the Plan to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Except as permitted under Code Section 409A, any deferred compensation (within the meaning of Code Section 409A) payable to any Participant or for the benefit of any Participant under the Plan may not be reduced by, or offset against, any amount owing by any such Participant to the Company, any Subsidiary, or any Affiliate. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with this Plan, including any taxes and penalties under Code Section 409A, and neither the Company, nor any Subsidiary or any Affiliate shall have any obligation to indemnify or otherwise hold such Participant or any beneficiary harmless from such taxes or penalties. With respect to any 409A Award, references in the Plan to “termination of employment” (and substantially similar phrases) shall mean “separation from service” within the meaning of Code Section 409A. For purposes of Code Section 409A, each of the payments that may be made in respect of any Award granted under the Plan is designated as a separate payment.
12.4    Limitation on Liability. Neither the Company nor any person serving as Administrator shall have any liability to a Participant in the event an Award held by the Participant fails to achieve its intended characterization under applicable tax law.
ARTICLE 13. FUTURE OF THE PLAN.
13.1    Term of the Plan. The Plan, as set forth herein, shall become effective on the date the Board approved the adoption of the Plan, subject to approval by the Company’s shareholders. The Plan shall terminate automatically 10 years after the date when the Board approved the adoption of the Plan, and no Award shall be granted under the Plan thereafter. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted under the Plan on or prior to such tenth anniversary, and the authority of the Administrator to amend, alter, adjust, suspend, discontinue or terminate any such Award or to waive any conditions or rights under any such Award, shall nevertheless continue thereafter.
13.2    Amendment or Termination. Subject to Section 13.3, the Board may, at any time and for any reason, amend or terminate the Plan without shareholder approval; provided, that any amendment of the Plan shall not materially and adversely affect any of the rights or obligations of any Participant under an Award previously granted to such Participant under the Plan, without such affected Participant’s consent (except to the extent deemed necessary to comply with any applicable law, government regulation, the rules of any principal securities exchange or market on which the Common Shares are then traded, or to preserve favorable accounting or tax treatment of any Award for the Company). No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.
13.3    Shareholder Approval. An amendment of the Plan shall be subject to the approval of the Company’s shareholders only to the extent required by any applicable law, government regulation, or the rules of any principal securities exchange or market on which the Common Shares are then traded.
ARTICLE 14. DEFINITIONS.
14.1    “Administrator” means the Board or any Committee administering the Plan in accordance with Article 2.

14.2    “Affiliate” means (a) any entity that, directly or indirectly, is controlled by, controls or is under common control with, the Company and/or (b) any entity in which the Company has a significant equity interest, in either case as determined by the Administrator.
14.3    “Award” means any award granted under the Plan, including as an Option, a SAR, a Restricted Share award, a Restricted Stock Unit award or another form of cash-based, equity-based or equity-related award that the Administrator determines is consistent with the purpose of the Plan and the interests of the Company.
14.4    “Award Agreement” means a Stock Option Agreement, a SAR Agreement, a Restricted Stock Agreement, a Restricted Stock Unit Agreement or such other agreement evidencing an Award granted under the Plan.
14.5    “Board” means the Company’s Board of Directors, as constituted from time to time and, where the context so requires, reference to the “Board” may refer to a Committee to whom the Board has delegated authority to administer any aspect of this Plan.
14.6    “Change in Control” means:
(a)    Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then-outstanding voting securities;
(b)    The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;
(c)    The consummation of a merger or consolidation of the Company with or into any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation; or
(d)    A transaction in which individuals who are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board over a period of 12 months; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by at least a majority of the members of the Incumbent Board then still in office (either by a specific vote or by approval of the proxy statement of the Company in which the individual is named as a nominee for director, without written objection to such nomination), such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided, further, that no individual initially elected or nominated as a Board member as a result of an actual or threatened election contest with respect to Board members or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board will be deemed to be a member of the Incumbent Board.
A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction. In addition, if a Change in Control constitutes a payment or settlement event with respect to any Award which provides for a deferral of compensation and is subject to Code Section 409A, then, notwithstanding anything to the contrary in the Plan or applicable Award Agreement, the payment or settlement of such Award may accelerate upon a Change in Control for purposes of the Plan or any Award Agreement only if such Change in Control also constitutes a “change in ownership”, “change in effective control”, or “change in the ownership of a substantial portion of the Company’s assets” as defined under Code Section 409A (it being understood that vesting of the Award may accelerate upon a Change in Control, even if payment or settlement of the Award may not accelerate pursuant to this sentence).
14.7     “Code” means the Internal Revenue Code of 1986, as amended, or any successor statute thereto, and the regulations promulgated thereunder.
14.8    “Committee” means a committee of one or more members of the Board, or of other individuals satisfying applicable laws, appointed by the Board to administer the Plan.
14.9    “Common Share” means one share of the Company’s common stock (and any stock or other securities into which such share may be converted or into which it may be exchanged).
14.10    “Company” means Shapeways Holdings, Inc., a Delaware corporation.
14.11    “Consultant” means a consultant or adviser who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Securities Act.
14.12    “Employee” means an employee of the Company, a Parent, a Subsidiary or an Affiliate (whether as a common law employee, statutory employee, or otherwise).
14.13    “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute thereto, and the regulations promulgated thereunder.
14.14    “Exercise Price,” in the case of an Option, means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. “Exercise Price,” in the case of a SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.
14.15    “Fair Market Value” means the closing price of a Common Share on any established stock exchange or a national market system on the applicable date or, if the applicable date is not a trading day, on the last trading day prior to the applicable date, as reported in a source that the Administrator deems reliable. If Common Shares are not traded on an established stock exchange or a national market system, the Fair Market Value shall be determined by the Administrator in good faith on such basis as it deems appropriate. The Administrator’s determination shall be final, conclusive and binding on all persons. Notwithstanding the foregoing, the determination of Fair Market Value in all cases shall be in accordance with the requirements set forth under Code Section 409A to the extent necessary for an Award to comply with, or be exempt from, Code Section 409A.
14.16    “ISO” means an incentive stock option described in Code Section 422(b).
14.17    “NSO” means a stock option not described in Code Sections 422 or 423.
14.18    “Option” means an ISO or NSO granted under the Plan and entitling the Optionee to purchase Common Shares.
14.19    “Optionee” means a Service Provider holding an Option or SAR.
14.20    “Outside Director” means a member of the Board who is not an Employee.

14.21    “Parent” means any corporation or entity (other than the Company) in an unbroken chain of corporations or entities ending with the Company, if each of the corporations or entities other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations or entities in such chain. A corporation or entity that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.
14.22    “Participant” means a Service Provider holding an Award.
14.23    “Plan” means this Shapeways Holdings, Inc. 2021 Equity Incentive Plan, as amended from time to time.
14.24    “Restricted Share” means a Common Share awarded under the Plan that is subject to certain transfer restrictions, forfeiture provisions and/or other terms and conditions specified herein and in the applicable Restricted Stock Agreement.
14.25    “Restricted Stock Agreement” means the agreement consistent with the terms of the Plan between the Company and the Service Provider that contains the terms, conditions and restrictions pertaining to such Restricted Share.
14.26    “Restricted Stock Unit” means a bookkeeping entry representing the equivalent of one Common Share, as awarded under the Plan.
14.27    “Restricted Stock Unit Agreement” means the agreement consistent with the terms of the Plan between the Company and the Service Provider that contains the terms, conditions and restrictions pertaining to such Restricted Stock Unit.
14.28    “SAR” means a stock appreciation right granted under the Plan.
14.29    “SAR Agreement” means the agreement consistent with the terms of the Plan between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to such Optionee’s SAR.
14.30    “Securities Act” means the Securities Act of 1933, as amended, or any successor statute thereto, and the regulations promulgated thereunder.
14.31    “Service” means service as a Service Provider. In the event of any dispute over whether and when Service has terminated, the Administrator shall have sole discretion to determine whether such termination has occurred and the effective date of such termination.
14.32    “Service Provider” means any individual who is an Employee, Outside Director or Consultant, including any prospective Employee, Outside Director or Consultant who has accepted an offer of employment or service and will be an Employee, Outside Director or Consultant after the commencement of their service.
14.33    “Stock Option Agreement” means the agreement consistent with the terms of the Plan between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to such Optionee’s Option.
14.34    “Subsidiary” means any corporation or other entity (other than the Company) in an unbroken chain of corporations or entities beginning with the Company, if each of the corporations or entities other than the last corporation or entity in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations or entities in such chain. A corporation or entity that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

14.35    “Substitute Awards” means Awards or Common Shares issued by the Company in assumption of, or substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a corporation or other entity acquired by the Company, any Subsidiary or any Affiliate or with which the Company, any Subsidiary or any Affiliate combines to the extent permitted by the applicable exchange listing requirements.

Non-U.S. Recipient Employees – Standard Form
Shapeways Holdings, Inc.
2021 Equity Incentive Plan
Notice of Restricted Stock Unit Award
For Non-U.S. Recipients
You have been granted Restricted Stock Units (“RSUs”), each representing the right to receive one Common Share of Shapeways Holdings, Inc. (the “Company”), on the following terms:

Name of Recipient:	«Name»
Total Number of RSUs Granted:	«TotalRSUs»
Date of Grant:	«DateGrant»
Vesting Commencement Date	«VestCommDate»
Vesting Schedule:
25% of the RSUs subject to this award will vest on the first anniversary of the Vesting Commencement Date and an additional 6.25% of the RSUs subject to this award will vest on each three-month anniversary of the Vesting Commencement Date occurring thereafter (or if there is no corresponding date, on the last day of the applicable month), in each case, subject to your continuous service as an Employee or Consultant (“Service”) through each such vesting date.

You and the Company agree that these RSUs are granted under and governed by the terms and conditions of the Company’s 2021 Equity Incentive Plan (the “Plan”) and the Restricted Stock Unit Agreement for Non-U.S. Recipients, including any additional terms and conditions for your country set forth in the appendix thereto (the “Appendix” and, together with the Restricted Stock Unit Agreement for Non-U.S. Recipients, the “Agreement”), all of which are attached to, and made a part of, this document. Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Plan or the Agreement, as applicable.
The Company may, in its sole discretion, decide to deliver any documents related to RSUs or the Plan, and all documents that the Company is required to deliver to shareholders (including annual reports and proxy statements), by email or other electronic means (including posting them on a website maintained by the Company or a third party under contract with the Company). You hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through any online or electronic system established and maintained by the Company or a third party designated by the Company. You acknowledge that you may incur costs in connection with any such delivery by means of electronic transmission, including the cost of accessing the Internet and printing fees, and that an interruption of Internet access may interfere with your ability to access the documents.

You further agree to comply with the Company’s Insider Trading Policy, as in effect from time to time, when selling common shares.

Shapeways Holdings, Inc.
2021 Equity Incentive Plan
Restricted Stock Unit Agreement for Non-U.S. Recipients

Grant of RSUs
Subject to all of the terms and conditions set forth in the Shapeways Holdings, Inc. 2021 Equity Incentive Plan (the “Plan”), the Notice of Restricted Stock Unit Award for Non-U.S. Recipients (the “Grant Notice”), and this Restricted Stock Unit Agreement for Non-U.S. Recipients, including any additional terms and conditions for your country set forth in the appendix attached hereto (the “Appendix” and, together with the Restricted Stock Unit Agreement for Non-U.S. Recipients, this “Agreement”), the Company has granted to you the number of RSUs set forth in the Grant Notice.
All capitalized terms used in this Agreement shall have the meanings assigned to them in this Agreement, the Grant Notice or the Plan, as applicable.

Nature of RSUs	Your RSUs are bookkeeping entries. They represent only the Company’s unfunded and unsecured promise to issue Common Shares on a future date, subject to the terms and conditions of this Agreement, the Grant Notice and the Plan. As a holder of RSUs, you have no rights other than the rights of a general creditor of the Company.
Payment for RSUs	No payment is required for the RSUs that you are receiving.
Vesting
The RSUs vest in accordance with the vesting schedule set forth in the Grant Notice.
In no event will any additional RSUs vest after your Service has terminated for any reason unless expressly provided in a written agreement between you and the Company. For the avoidance of doubt, Service during only a portion of the vesting schedule, but where your Service terminates prior to a vesting date, will not entitle you to vest in a pro-rata portion of the RSUs or to compensation for lost vesting.

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Termination of Service/Forfeiture
If your Service terminates for any reason, then your RSUs will be forfeited to the extent that they have not vested before the termination date and do not vest as a result of the termination of your Service. This means that any RSUs that have not vested under this Agreement will be cancelled immediately. You will receive no payment for RSUs that are forfeited.
For purposes of the RSUs, your Service will be considered terminated as of the date you are no longer actively providing services to the Company or any Parent, Subsidiary or Affiliate (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are employed or otherwise rendering services or the terms of your employment or other service agreement, if any) and will not be extended by any notice period (e.g., your Service will not be extended by any contractual notice period or period of “garden leave” or similar period mandated under employment laws in the jurisdiction where you are employed or otherwise rendering services or the terms of your employment or other service agreement, if any). The Administrator shall have exclusive discretion to determine when you are no longer actively providing services for purposes of the RSUs (including when you are no longer considered to be in continued Service while on a leave of absence).

Leaves of Absence and Part-Time Work
For purposes of this award, your Service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing. However, except as otherwise determined by the Company, your Service terminates when the approved leave ends, unless you immediately return to active work.
If you go on an unpaid leave of absence that lasts more than thirty days, then, to the extent permitted by applicable law, the vesting schedule specified in the Grant Notice will be suspended on the thirty-first day of such unpaid leave, and this award will not vest with respect to any additional RSUs during the remainder of such leave. Vesting will resume when you return to active Service. If you go on a paid leave of absence, the vesting schedule specified in the Grant Notice may be suspended and/or adjusted in accordance with the Company’s leave of absence policy or the terms of your leave.
If you commence working on a part-time basis, the Company may adjust the vesting schedule so that the rate of vesting is commensurate with your reduced work schedule, to the extent permitted by applicable law.

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Settlement of RSUs
Each RSU will be settled as soon as practicable on or following the date when it vests, and in any event within the “short-term deferral period” as defined under Code Section 409A. At the Administrator’s discretion, settlement may occur on fixed dates established by the Administrator for settlement of RSUs. In no event will you be permitted, directly or indirectly, to specify the taxable year of settlement of any RSUs subject to this award.
At the time of settlement, you will receive one Common Share for each vested RSU (plus payment of any dividend equivalents).

Section 409A
Settlement of these RSUs is intended to be exempt from the application of Code Section 409A pursuant to the “short-term deferral” exemption under Treasury Regulation Section 1.409A-1(b)(4), and this Agreement and the Grant Notice shall be administered and interpreted in a manner that complies with such exemption.
Notwithstanding the foregoing, if it is determined that settlement of these RSUs is not exempt from Code Section 409A and the Company determines that you are a “specified employee,” as defined in the regulations under Code Section 409A at the time of your “separation from service,” as defined in Treasury Regulation Section 1.409A-1(h), then this paragraph will apply. If this paragraph applies, and the event triggering settlement is your “separation from service,” then any RSUs that otherwise would have been settled during the first six months following your “separation from service” will instead be settled on the first business day following the earlier of (i) the six-month anniversary of your separation from service or (ii) your death.
Each installment of RSUs that vests is hereby designated as a separate payment for purposes of Code Section 409A.

No Voting Rights; Dividend Equivalents	Your RSUs carry neither voting rights nor rights to cash dividends. You have no rights as a stockholder of the Company unless and until your RSUs are settled by issuing Common Shares. Each of your RSUs shall be credited with dividend equivalents, which shall be withheld by the Company for your account. Dividend equivalents credited to your account and attributable to an RSU shall be distributed (without interest) to you at the same time as the underlying Common Share is delivered upon settlement of such RSU and if such RSU is forfeited, you shall have no right to such dividend equivalents. Dividend equivalents may be payable, in the discretion of the Company, (x) in cash, (y) in Common Shares with a Fair Market Value as of the date the RSUs are settled equal to the dividend equivalents, or (z) in an adjustment to the underlying number of Common Shares subject to the RSUs.
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RSUs Nontransferable
The RSUs may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered (a “Transfer”) by you other than by will or by the laws of descent and distribution, pursuant to a qualified domestic relations order or as otherwise permitted under the Plan; provided, that in case of any such permitted transfer, (i) the vesting, forfeiture and clawback provisions shall continue to relate to your Service and any termination thereof and (ii) such transfer shall be subject to such advance notice and other rules and requirements as determined by the Administrator in its sole discretion. Any attempted Transfer of the RSUs contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the RSUs, shall be null and void and without effect. In addition, regardless of any marital property settlement agreement, the Company is not obligated to recognize your former spouse’s interest in your RSUs in any way.

Beneficiary Designation
You may dispose of your RSUs in a written beneficiary designation if authorized by the Company and to the extent such beneficiary designation is valid under applicable law. Any beneficiary designation must be filed with the Company on the proper form. It will be recognized only if it has been received at the Company’s headquarters before your death. If you do not file any beneficiary designation, if the beneficiary designation is not valid or if none of your designated beneficiaries survives you, then your estate will receive any vested RSUs that you hold at the time of your death.

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Responsibility for Taxes
Regardless of any action the Company or, if different, the Parent, Subsidiary or Affiliate employing or otherwise retaining you (the "Service Recipient") takes with respect to any or all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to your participation in the Plan and legally applicable or deemed legally applicable to you (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items is and remains your responsibility and may exceed the amount, if any, actually withheld by the Company and/or the Service Recipient. You further acknowledge that the Company and the Service Recipient (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the RSUs, including, but not limited to, the grant, vesting or settlement of the RSUs, the issuance of Common Shares upon settlement of the RSUs, the subsequent sale of Common Shares acquired pursuant to such issuance and the receipt of any dividends and/or any dividend equivalents; and (2) do not commit to, and are under no obligation to, structure the terms of the RSUs or any aspect of the RSUs to reduce or eliminate your liability for Tax-Related Items or achieve any particular tax result. Further, if you are subject to tax in more than one jurisdiction, you acknowledge that the Company and/or the Service Recipient (or former service recipient, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
In connection with any relevant taxable or tax withholding event, as applicable, you agree to make adequate arrangements satisfactory to the Company and/or the Service Recipient to satisfy all Tax-Related Items. In this regard, you authorize the Company and/or the Service Recipient, or their respective agents, to satisfy any withholding obligations with regard to Tax-Related Items by one or a combination of the following, as determined by the Administrator:
•Withholding the amount of any Tax-Related Items from your wages or other cash compensation payable to you by the Company, any Parent, Subsidiary or Affiliate;
•Instructing a brokerage firm selected by the Company for this purpose to sell on your behalf a number of whole Common Shares to be issued to you when the RSUs are settled that the Company determines are appropriate to generate cash proceeds sufficient to satisfy the withholding obligation for Tax-Related Items. This method of satisfying your Tax-Related Items is referred to as “sale-to-cover.”  You acknowledge that the Company or its designee is under no obligation to arrange for such sale at any particular price. Regardless of whether the Company arranges for such sale, you will be responsible for all fees and other costs of sale, and you agree to indemnify and hold the Company harmless from any losses, costs, damages or expenses relating to any such sale;

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•Withholding Common Shares that would otherwise be issued to you when the RSUs are settled equal in value to the withholding obligation for Tax-Related Items. The fair market value of the withheld Common Shares, determined as of the date when taxes otherwise would have been withheld in cash, will be applied to the Tax-Related Items; or
•Any other means approved by the Administrator.
To the extent the Administrator elects to satisfy the Tax-Related Items by means of a sale-to-cover, you hereby authorize the Company to instruct the broker whom it has selected for this purpose to sell a number of Common Shares to be issued upon settlement of your RSUs necessary to satisfy the withholding obligation for Tax-Related Items.
The Company may withhold or account for Tax-Related Items by considering statutory or other withholding rates, including minimum or maximum rates applicable in your jurisdiction(s). In the event of over-withholding, you may receive a refund of any over-withheld amount in cash and will have no entitlement to the equivalent in Common Shares, or, if not refunded, you may be able to seek a refund from the applicable tax authorities. In the event of under-withholding, you may be required to pay additional Tax-Related Items directly to the applicable tax authorities or to the Company or the Service Recipient. If the withholding obligation for Tax-Related Items is satisfied by withholding Common Shares, for tax purposes, you will be deemed to have been issued the full number of Common Shares subject to the RSUs, notwithstanding that a number of Common Shares is held back solely for the purpose of paying the Tax-Related Items.
Finally, you shall pay to the Company or the Service Recipient any amount of Tax-Related Items that the Company or the Service Recipient may be required to withhold as a result of your participation in the Plan or your acquisition of Common Shares that cannot be satisfied by the means previously described. The Company may refuse to deliver the Common Shares or proceeds from the sale of such Common Shares, if you fail to comply with your obligations in connection with the Tax-Related Items as described in this section, and you will permanently forfeit the applicable RSUs (and related underlying Common Shares and any related dividend equivalents).

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Restrictions on Issuance
The Company will not issue any Common Shares to you if the issuance of Common Shares at that time would violate any law or regulation.
Notwithstanding any other provision in the Plan, the Grant Notice or this Agreement, unless there is an available exemption from registration, qualification or other legal requirement applicable to the Common Shares, the Company shall not be required to issue any Common Shares to you prior to the completion of any registration or qualification of the Common Shares under any U.S. or non-U.S. federal, state or local securities law or under rulings or regulations of the U.S. Securities and Exchange Commission (“SEC”) or of any other governmental body, or prior to obtaining any approval or other clearance from any U.S. or non- U.S. federal, state or local governmental agency, which registration, qualification or approval the Company shall, in its absolute discretion, deem necessary or advisable. You understand that the Company is under no obligation to register or qualify the Common Shares with the SEC or any state securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the Common Shares.

Restrictions on Resale	You agree not to sell any Common Shares at a time when applicable laws, Company policies or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify.
No Retention Rights	Neither your award nor any documentation related thereto (including this Agreement, the Grant Notice and the Plan) gives you the right to be retained by the Company or the Service Recipient in any capacity. The Company and the Service Recipient, as applicable, reserve the right to terminate your Service at any time, with or without cause.
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Nature of Grant
By accepting the RSUs, you acknowledge, understand and agree that:
•the Plan is established voluntarily by the Company, is wholly discretionary in nature and may be modified, amended, suspended, or terminated by the Company at any time, to the extent permitted by the Plan;
•the grant of the RSUs is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of restricted stock units, or benefits in lieu of restricted stock units, even if restricted stock units have been granted in the past;
•all decisions with respect to future grants of restricted stock units or other grants, if any, will be at the sole discretion of the Company;
•you are voluntarily participating in the Plan;
•the RSUs and your participation in the Plan shall not create a right of Service with the Company;
•the RSUs and any Common Shares acquired under the Plan, and the income from and value of the same, are not intended to replace any pension rights or compensation;
•the RSUs and any Common Shares acquired under the Plan, and the income from and value of the same, are not part of normal or expected compensation for any purpose, including but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, holiday pay, pension or retirement or welfare benefits or similar payments;
•the future value of the Common Shares underlying the RSUs is unknown, indeterminable, and cannot be predicted with certainty;
•no claim or entitlement to compensation or damages shall arise from forfeiture of any portion of the RSUs resulting from your termination of Service (for any reason whatsoever and regardless of whether or not later found to be invalid or in breach of employment or other laws in the jurisdiction where you are employed or otherwise rendering services or the terms of your employment or other service agreement, if any);

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•unless otherwise agreed with the Company in writing, the RSUs and the Common Shares subject to the RSUs, and the income from and value of the same, are not granted as consideration for, or in connection with, the Service you may provide as a director of any Subsidiary or Affiliate; and
•neither the Company, the Service Recipient nor any other Parent, Subsidiary or Affiliate shall be liable for any foreign exchange rate fluctuation between your local currency and the U.S. dollar that may affect the value of the RSUs or of any amounts due to you pursuant to the vesting of the RSUs or the subsequent sale of any Common Shares acquired upon settlement of the RSUs.

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Data Privacy and Consent
(a)    Data Collection and Usage. The Company and the Service Recipient collect, process and use certain personal information about you, including, but not limited to, your name, home address and telephone number, email address, date of birth, social insurance, passport or other identification number, salary, nationality, job title, any shares or directorships held in the Company, details of all stock options or any other entitlement to shares or equivalent benefits awarded, canceled, exercised, vested, unvested or outstanding in your favor (“Data”), for the purpose of implementing, administering and managing the Plan. The legal basis, where required, for the processing of Data is your consent.
(b)    Stock Plan Administration Service Providers. The Company transfers Data to [INSERT STOCK ADMIN PROVIDER/BROKER NAME] (“Stock Plan Administrator”), an independent service provider based in the United States, which is assisting the Company with the implementation, administration and management of the Plan. The Company may select a different service provider or additional service providers and share Data with such other provider(s) serving in a similar manner. You may be asked to agree on separate terms and data processing practices with the Stock Plan Administrator, with such agreement being a condition to the ability to participate in the Plan.
(c)    International Data Transfers. The Company and Stock Plan Administrator are based in the United States. Your country or jurisdiction may have different data privacy laws and protections than the United States. The Company’s legal basis, where required, for the transfer of Data is your consent.
(d)    Data Retention. The Company will hold and use Data only as long as is necessary to implement, administer and manage your participation in the Plan, or as required to comply with legal or regulatory obligations, including under tax, exchange control, securities, labor and other laws. This means Data may be retained until after your Service is terminated.
(e)    Voluntariness and Consequences of Consent Denial or Withdrawal. Participation in the Plan is voluntary, and you are providing the consents herein on a purely voluntary basis. If you do not consent, or if you later seek to revoke your consent, your compensation from or Service with the Service Recipient will not be affected; the only consequence of refusing or withdrawing your consent is that the Company would not be able to grant the RSUs or other awards to you or administer or maintain such awards.
(f)    Data Subject Rights. You may have a number of rights under data privacy laws in your jurisdiction. Depending on where you are based, such rights may include the right to (i) request access or copies of Data the Company processes, (ii) rectification of incorrect Data, (iii) deletion of Data, (iv) restrictions on processing of Data, (v) portability of Data, (vi) lodge complaints with competent authorities in your jurisdiction, and/or (vii) receive a list with the names and addresses of any potential recipients of Data. To receive clarification regarding these rights or to exercise these rights, you can contact your local human resources representative.

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No Advice Regarding Grant	The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding your participation in the Plan, or your acquisition or sale of the underlying Common Shares. You should consult with your own personal tax, legal and financial advisors regarding your participation in the Plan before taking any action related to the Plan.
Adjustments	In the event of a stock split, stock dividend, reorganization and recapitalization or a similar change in Company stock, the number of your RSUs will be adjusted pursuant to the Plan.
Effect of Significant Corporate Transactions
If the Company is a party to a merger, consolidation, or certain change in control transactions, then your RSUs will be subject to the applicable provisions of Article 9 of the Plan, provided that any action taken must either (a) preserve the exemption of your RSUs from Code Section 409A or (b) comply with Code Section 409A.

No Fractional Shares	No fractional Common Shares will be issued upon settlement. In lieu of issuing a fractional Common Share resulting from an adjustment of the RSUs pursuant to the Plan or otherwise, the Company shall be entitled to pay to you a cash amount equal to the Fair Market Value of such fractional Common Share.
Recoupment Policy
This award, and the Common Shares acquired upon settlement of this award, shall be subject to recoupment or clawback under any Company policy in effect from time to time, or to the extent required by applicable law in effect at the relevant time (including, without limitation, Section 304 of the Sarbanes-Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act) and/or the rules and regulations of any applicable securities exchange or inter-dealer quotation system on which the Common Shares may be listed or quoted.

Language	You acknowledge that you are sufficiently proficient in English, or have consulted with an advisor who is sufficiently proficient in English, so as to allow you to understand the terms and conditions of this Agreement. If you have received this Agreement, or any other documents related to the Plan translated into a language other than English and if the meaning of the translated version is different from the English version, the English version will control.
Appendix	Notwithstanding any provisions in this Restricted Stock Unit Agreement for Non-U.S. Recipients, the RSUs shall be subject to any additional terms and conditions for your country set forth in the Appendix attached hereto. Moreover, if you relocate to one of the countries included in the Appendix, the additional terms and conditions for such country, if any, will apply to you, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this Agreement.
Imposition of Other Requirements	The Company reserves the right to impose other requirements on your participation in the Plan and on any Common Shares acquired under the Plan, if the Company determines it is necessary or advisable for legal or administrative reasons, and to require you to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
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Insider Trading/Market Abuse
By accepting the RSUs, you acknowledge that you are bound by all the terms and conditions of the Company’s Insider Trading Policy as may be in effect from time to time. You further acknowledge that, depending on your or your broker’s country or the country in which the Common Shares are listed, you may be subject to insider trading restrictions and/or market abuse laws which may affect your ability, directly or indirectly, to accept, acquire, sell or attempt to sell, or otherwise dispose of Common Shares, rights to Common Shares (e.g., RSUs) or rights linked to the value of Common Shares, during such times as you are considered to have “inside information” regarding the Company (as defined by the laws in the applicable jurisdiction(s)). Local insider trading laws and regulations may prohibit the cancelation or amendment of orders you placed before possessing the inside information. Furthermore, you understand that you may be prohibited from (i) disclosing the inside information to any third party, including fellow employees (other than on a “need to know” basis) and (ii) “tipping” third parties by sharing with them Company inside information, or otherwise causing third parties to buy or sell Company securities. Any restrictions under these laws or regulations are separate from and in addition to restrictions that may apply to you under the Company’s Insider Trading Policy as may be in effect from time to time. You acknowledge that it is your responsibility to comply with the Company’s Insider Trading Policy and any applicable regulatory trading restrictions. You should consult with your personal legal advisor on this matter.

Foreign Asset/Account Reporting Requirements	You acknowledge that there may be certain foreign asset and/or account reporting requirements which may affect your ability to acquire or hold Common Shares or cash received from participating in the Plan (including from any dividends or dividend equivalents paid on Common Shares) in a brokerage or bank account outside your country. You may be required to report such accounts, assets, or related transactions to the tax or other authorities in your country. You may also be required to repatriate sale proceeds or other funds received as a result of your participation in the Plan to your country within a certain time after receipt. You acknowledge that it is your responsibility to comply with such regulations and that you should speak with a personal legal advisor on this matter.
Amendment and Waiver
The Administrator, at any time, and from time to time, may amend the terms of the Grant Notice or this Agreement; provided, however, that your rights shall not be materially and adversely affected without your written consent, subject to the provisions in the Imposition of Other Requirements section above.
Any right of the Company contained in the Grant Notice or this Agreement may be waived in writing by the Administrator. No waiver of any right hereunder by any party shall operate as a waiver of any other right, or as a waiver of the same right with respect to any subsequent occasion for its exercise, or as a waiver of any right to damages. No waiver by any party of any breach of the Grant Notice or this Agreement shall be held to constitute a waiver of any other breach or a waiver of the continuation of the same breach.

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Applicable Law; Consent to Jurisdiction; Waiver of Jury Trial
This Agreement and the Grant Notice will be interpreted and enforced under the laws of the State of Delaware without regard to its choice-of-law provisions or principles of conflicts of laws of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of Delaware.
You and the Company (on behalf of itself and its Parent, Subsidiaries and Affiliates) each consents to the exclusive jurisdiction in a Delaware state or a federal court sitting in Wilmington, Delaware, and each waives any other requirement (whether imposed by statute, rule of court or otherwise) with respect to personal jurisdiction or service of process and waives any objection to jurisdiction based on improper venue or improper jurisdiction. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY, IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THE PLAN, THE GRANT NOTICE OR THIS AGREEMENT.

Successors; Interpretation	The terms of the Grant Notice and this Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, and of you and your beneficiaries, executors, administrators, heirs and successors. The invalidity or unenforceability of any provision of this Agreement (or the Grant Notice, as applicable) shall not affect the validity or enforceability of any other provision of this Agreement (or the Grant Notice, as applicable), and each other provision of this Agreement (or the Grant Notice, as applicable) shall be severable and enforceable to the extent permitted by law. The headings of the sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction, and shall not constitute a part, of the Grant Notice or this Agreement. Pronouns and other words of gender shall be read as gender-neutral. Words importing the plural shall include the singular and the singular shall include the plural. Each of the Grant Notice and this Agreement may be entered into in counterparts.
The Plan and Other Agreements
The text of the Plan is incorporated in this Agreement by reference. The Administrator shall have final authority to interpret and construe the Plan, the Grant Notice and this Agreement and to make any and all determinations under them, and its decision shall be binding and conclusive upon you and all other persons in respect of any questions arising under the Plan, the Grant Notice or this Agreement.
The Plan, this Agreement and the Grant Notice constitute the entire understanding between you and the Company regarding this award. Any prior agreements, commitments or negotiations concerning this award are superseded.

BY ACCEPTING THIS RSU AWARD, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.
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APPENDIX
TO THE
RESTRICTED STOCK UNIT AGREEMENT FOR NON-U.S. RECIPIENTS

Capitalized terms not defined in this Appendix have the meanings ascribed to them in the Plan, the Grant Notice or the Restricted Stock Unit Agreement for Non-U.S. Recipients (the "RSU Agreement").
Terms and Conditions

This Appendix includes additional terms and conditions that govern the RSUs granted to you under the Plan if you reside and/or work in one of the countries listed herein. If you are a citizen or resident of a country (or are considered as such for local law purposes) other than the one in which you are currently residing and/or working or if you relocate to another country after receiving the RSUs, the additional terms and conditions for such country as described in this Appendix will apply to you, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons.

Notifications

This Appendix also includes information regarding taxes and certain other issues of which you should be aware with respect to participation in the Plan. The information is based on the securities, exchange control, income tax and other laws in effect in the respective countries as of December 2021. Such laws are often complex and change frequently. As a result, the Company strongly recommends that you not rely on the information herein as the only source of information relating to the consequences of participation in the Plan, because the information may be outdated at the time you vest in the RSUs or sell shares acquired under the Plan.

In addition, the information contained herein is general in nature and may not apply to your particular situation, and the Company is not in a position to assure you of any particular result. Accordingly, you should seek appropriate professional advice as to how the relevant laws in your country may apply to your personal situation.

Finally, if you are a citizen or resident of a country (or are considered as such for local law purposes) other than the one in which you are currently residing and/or working or if you relocate to another country after receiving the RSUs, the information contained herein may not be applicable to you in the same manner.

NETHERLANDS

There are no country-specific provisions.

FORM OF EARNOUT RSU AWARD AGREEMENT
Shapeways Holdings, Inc.
2021 Equity Incentive Plan
Notice of Restricted Stock Unit Award
For Non-U.S. Recipients

You have been granted Restricted Stock Units (“RSUs”), each representing the right to receive one Common Share of Shapeways Holdings, Inc. (the “Company”), on the following terms:

Name of Recipient:	«Name»[1]
Total Number of RSUs Granted:	«TotalRSUs»[2]
Date of Grant:	«DateGrant»[3]
[Vesting Commencement Date:[4]	<<Vest-ComDate>>]
Expiration Date:	[______ __, ____][5]

Vesting:	Two vesting requirements must be satisfied on or before the Expiration Date specified above in order for an RSU to vest:
(i) a requirement that you provide continuous Service over the period of time set forth in “Service-Based Condition” below; and

(ii)    a requirement that the applicable “RSU Performance Milestone,” as set forth below, is satisfied. As described below, the RSU Performance Milestones will be satisfied as to 50% of the RSUs upon the achievement of the First RSU Performance Milestone (as defined below), and as to the remaining 50% of the RSUs upon the achievement of the Second RSU Performance Milestone (as defined below).

_________________________

1 Earnout RSUs to be granted to holders of in-the-money options outstanding as of immediately prior to the Effective Time (provided such holder remains in continuous service through the date of grant).
2Number of RSUs to equal the product of (a) the number of shares subject to the recipient’s option immediately prior to the Effective Time, multiplied by (b) 10% of the Conversion Ratio (rounded down to the nearest whole share).
3To be granted as soon as reasonably practicable following the Effective Time.
4 To be the same Vesting Commencement Date as the option held by the recipient.
5 To be the 3-year anniversary of the Closing Date or the Option's original Expiration Date.

The requirements described in the foregoing clauses (i) and (ii) are collectively referred to herein as the “Vesting Requirements.”
For clarity, if the Service-Based Condition is satisfied for any RSUs prior to satisfaction of any RSU Performance Milestone, (i) such RSUs shall remain outstanding and eligible to vest upon the satisfaction of the applicable RSU Performance Milestones on or before the Expiration Date and (ii) if, subsequently, the First RSU Performance Milestone (as defined below) is achieved on or before the Expiration Date but the Second RSU Performance Milestone (as defined below) has not yet been achieved, then 50% of such RSUs shall vest upon satisfaction of the First RSU Performance Milestone and the remaining 50% of such RSUs shall remain outstanding and eligible to vest upon the satisfaction of the Second RSU Performance Milestone on or before the Expiration Date.
If, prior to the satisfaction of the Service-Based Condition for any RSUs, the First RSU Performance Milestone (but not the Second RSU Performance Milestone) has been achieved, then upon satisfaction of the Service-Based Condition for such RSUs, 50% of the RSUs eligible to vest upon the applicable Service Date (as defined below) shall become vested, and the remaining 50% of the RSUs eligible to vest upon such Service Date shall remain outstanding and eligible to vest upon the upon the satisfaction of the Second RSU Performance Milestone on or before the Expiration Date.
If, prior to the satisfaction of the Service-Based Condition for any RSUs, both the First RSU Performance Milestone and the Second RSU Performance Milestone have been achieved, then upon satisfaction of the Service-Based Condition for such RSUs, 100% of the RSUs eligible to vest upon the applicable Service Date shall become vested.
The “Vesting Date” of a given RSU will be the first date on or before the Expiration Date upon which all Vesting Requirements are satisfied with respect to that particular RSU.
A given RSU will not vest if any Vesting Requirement fails to be satisfied with respect to that RSU on or before the Expiration Date. Such RSU shall be forfeited as of (x) the Expiration Date or (y) your earlier termination of Service that results in such forfeiture in accordance with the Restricted Stock Unit Agreement for Non-U.S. Recipients, as the case may be. Upon such forfeiture, you will have no further rights with respect to such forfeited RSU or the Common Share covered thereby.

A given RSU will not vest if any Vesting Requirement fails to be satisfied with respect to that RSU on or before the Expiration Date. Such RSU shall be forfeited as of (x) the Expiration Date or (y) your earlier termination of Service that results in such forfeiture in accordance with the Restricted Stock Unit Agreement for Non-U.S. Recipients, as the case may be. Upon such forfeiture, you will have no further rights with respect to such forfeited RSU or the Common Share covered thereby.
Service-Based Condition:[6]
[Version 1: The Service-Based Condition has been satisfied with respect to all of your RSUs as of the Date of Grant. The “Service Date” for purposes of this Agreement (as defined below) shall mean the Date of Grant.]

[Version 2: The Service-Based Condition will be satisfied (i) with respect to the first 25% of the RSUs on the [12-month] [6-month] anniversary of the Vesting Commencement Date and (ii) monthly thereafter with respect to 1/48th of the RSUs, provided you remain in continuous Service through each such date (each, a “Service Date”).]

[Version 3: The Service-Based Condition will be satisfied with respect to [1/__th] of the RSUs on the monthly anniversary of the Vesting Commencement Date, provided you remain in continuous Service through each such date (each, a “Service Date”).]

RSU Performance Milestones:
The “First RSU Performance Milestone” will be satisfied if and when the VWAP of the Common Shares equals or exceeds $14.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations and similar transactions after the Closing) for 30 consecutive Trading Days (as defined in the Restricted Stock Unit Agreement for Non-U.S. Recipients) occurring during the period beginning on the Closing Date and ending on the Expiration Date.

The “Second RSU Performance Milestone” will be satisfied if and when the VWAP of the Common Shares equals or exceeds $16.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations and similar transactions after the Closing) for 30 consecutive Trading Days occurring during the period beginning on the Closing Date and ending on the Expiration Date.

__________________________________

6 The Service-Based Condition tracks the vesting schedule of the option held by the recipient. Certain options are fully vested as of the date of grant, and other Options have various vesting schedules (e.g., cliff-vesting at 6 months or 1 year followed by monthly vesting; or only monthly vesting with no cliff-vesting).

For the avoidance of doubt, if the Second RSU Performance Milestone has been achieved on or prior to the Expiration Date, then the First RSU Performance Milestone (if not already satisfied) will have also been achieved upon satisfaction of the Second RSU Performance Milestone, such that, upon achievement of the Second RSU Performance Milestone, both RSU Performance Milestones shall be considered satisfied for all RSUs granted hereunder.

You and the Company agree that these RSUs are granted under and governed by the terms and conditions of the Company’s 2021 Equity Incentive Plan (the “Plan”) and the Restricted Stock Unit Agreement for Non-U.S. Recipients, including any additional terms and conditions for your country set forth in the appendix thereto (the “Appendix” and, together with the Restricted Stock Unit Agreement for Non-U.S. Recipients, the “Agreement”), all of which are attached to, and made a part of, this document. Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Plan or the Agreement, as applicable.
The Company may, in its sole discretion, decide to deliver any documents related to RSUs or the Plan, and all documents that the Company is required to deliver to shareholders (including annual reports and proxy statements), by email or other electronic means (including posting them on a website maintained by the Company or a third party under contract with the Company). You hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through any online or electronic system established and maintained by the Company or a third party designated by the Company. You acknowledge that you may incur costs in connection with any such delivery by means of electronic transmission, including the cost of accessing the Internet and printing fees, and that an interruption of Internet access may interfere with your ability to access the documents.
You further agree to comply with the Company’s Insider Trading Policy, as in effect from time to time, when selling common shares.

Shapeways Holdings, Inc.
2021 Equity Incentive Plan
Restricted Stock Unit Agreement For Non-U.S. Recipients

1. Grant of RSUs
Subject to all of the terms and conditions set forth in the Shapeways Holdings, Inc. 2021 Equity Incentive Plan (the “Plan”), the Notice of Restricted Stock Unit Award for Non-U.S. Recipients (the “Grant Notice”), and this Restricted Stock Unit Agreement for Non-U.S. Recipients, including any additional terms and conditions for your country set forth in the appendix attached hereto (the “Appendix” and, together with the Restricted Stock Unit Agreement for Non-U.S. Recipients, this “Agreement”), the Company has granted to you the number of RSUs set forth in the Grant Notice.
All capitalized terms used in this Agreement shall have the meanings assigned to them in this Agreement, the Grant Notice or the Plan, as applicable.

2. Nature of RSUs	Your RSUs are bookkeeping entries. They represent only the Company’s unfunded and unsecured promise to issue Common Shares on a future date, subject to the terms and conditions of this Agreement, the Grant Notice and the Plan. As a holder of RSUs, you have no rights other than the rights of a general creditor of the Company.
3. Vesting
The RSUs vest in accordance with the Vesting provisions set forth in the Grant Notice.
For the avoidance of doubt, Service during only a portion of the period of time necessary to meet the Service-Based Condition, but where your Service terminates prior to a Service Date, will not entitle you to vest in a pro-rata portion of the RSUs or to compensation for lost vesting.

4. Settlement of RSUs
(a) Each vested RSU shall be settled as soon as practicable on or following the applicable Vesting Date, and in any event within the “short-term deferral period” as defined under Code Section 409A. In no event will you be permitted, directly or indirectly, to specify the taxable year of settlement of any RSUs subject to this award.
(b) At the time of settlement, you will receive one Common Share for each vested RSU (plus payment of any dividend equivalents pursuant to Section 8 hereof).

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5. Termination of Service; Expiration
(a) Except (x) as otherwise determined by the Administrator or (y) expressly provided in an employment, consulting or other written agreement between you and the Company and/or one of its Subsidiaries or Affiliates, as applicable, any RSUs for which the Service-Based Condition has not been satisfied as of your termination of Service shall be forfeited and cancelled without payment.
(b) If your Service terminates before one or more of the RSU Performance Milestones has been met, then the portion of your RSUs for which the Service-Based Condition has been satisfied (taking into account any acceleration pursuant to this Section 5, as applicable) shall remain outstanding and eligible to vest upon achievement of the applicable RSU Performance Milestones.
(c) If any RSU Performance Milestone fails to be satisfied by the Expiration Date, then the corresponding RSUs shall be forfeited and cancelled without payment as of the Expiration Date.
(d) For purposes of the RSUs, your Service will be considered terminated as of the date you are no longer actively providing services to the Company or any Parent, Subsidiary or Affiliate (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are employed or otherwise rendering services or the terms of your employment or other service agreement, if any) and will not be extended by any notice period (e.g., your Service will not be extended by any contractual notice period or period of “garden leave” or similar period mandated under employment laws in the jurisdiction where you are employed or otherwise rendering services or the terms of your employment or other service agreement, if any). The Administrator shall have exclusive discretion to determine when you are no longer actively providing services for purposes of the RSUs (including when you are no longer considered to be in continued Service while on a leave of absence).

6. Leaves of Absence and Part-Time Work
(a) For purposes of this award, except as set forth in subsection (b) below, your Service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing. Your Service will be deemed terminated for purposes of this award when the approved leave ends, unless you immediately return to active work.
(b) If you go on a leave of absence that lasts more than 30 days, then, to the extent permitted by applicable law, the Company may adjust or suspend the schedule of Service Dates under the Service-Based Condition specified in the Grant Notice.
(c) If you commence working on a part-time basis, the Company may adjust the vesting schedule so that the rate of vesting is commensurate with your reduced work schedule, to the extent permitted by applicable law.

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7. Section 409A
(a) These RSUs are intended to be exempt from the application of Code Section 409A pursuant to the “short-term deferral” exemption under Treasury Regulation Section 1.409A-1(b)(4), and this Agreement and the Grant Notice shall be administered and interpreted in a manner that complies with such exemption.
(b) Notwithstanding the foregoing, if it is determined that settlement of these RSUs is not exempt from Code Section 409A and the Company determines that you are a “specified employee,” as defined in the regulations under Code Section 409A at the time of your “separation from service” from the Company and its Affiliates, as such term is defined in Treasury Regulation Section 1.409A-1(h), then this paragraph will apply. If this paragraph applies, and the event triggering settlement is your “separation from service” from the Company and its Affiliates, then any RSUs that otherwise would have been settled during the first six months following your “separation from service” will instead be settled on the first business day following the earlier of (i) the six-month anniversary of your separation from service or (ii) your death.
(c) Each installment of RSUs that is settled after vesting is hereby designated as a separate payment for purposes of Code Section 409A.

8. No Voting Rights; Dividend Equivalents	Your RSUs carry neither voting rights nor rights to cash dividends. You have no rights as a stockholder of the Company unless and until your RSUs are settled by issuing Common Shares. Each of your RSUs shall be credited with dividend equivalents, which shall be withheld by the Company for your account. Dividend equivalents credited to your account and attributable to an RSU shall be distributed (without interest) to you at the same time as the underlying Common Share is delivered upon settlement of such RSU and, if such RSU is forfeited, you shall have no right to such dividend equivalents. Dividend equivalents may be payable, in the discretion of the Company, (x) in cash, (y) in Common Shares with a Fair Market Value as of the applicable Vesting Date equal to the dividend equivalents, or (z) in an adjustment to the underlying number of Common Shares subject to the RSUs.
9. RSUs Nontransferable
The RSUs may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered (a “Transfer”) by you other than by will or by the laws of descent and distribution, pursuant to a qualified domestic relations order or as otherwise permitted under the Plan; provided, that in case of any such permitted transfer, (i) the vesting, forfeiture and clawback provisions shall continue to relate to your Service and any termination thereof and (ii) such transfer shall be subject to such advance notice and other rules and requirements as determined by the Administrator in its sole discretion. Any attempted Transfer of the RSUs contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the RSUs, shall be null and void and without effect. In addition, regardless of any marital property settlement agreement, the Company is not obligated to recognize your former spouse’s interest in your RSUs in any way.

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10. Beneficiary Designation
You may dispose of your RSUs in a written beneficiary designation if authorized by the Company and to the extent such beneficiary designation is valid under applicable law. Any beneficiary designation must be filed with the Company on the proper form. It will be recognized only if it has been received at the Company’s headquarters before your death. If you do not file any beneficiary designation, if the beneficiary designation is not valid or if none of your designated beneficiaries survives you, then your estate will receive any vested RSUs that you hold at the time of your death.

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11. Responsibility for Taxes
(a) Regardless of any action the Company or, if different, the Parent, Subsidiary or Affiliate employing or otherwise retaining you (the “Service Recipient”) takes with respect to any or all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to your participation in the Plan and legally applicable or deemed legally applicable to you (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items is and remains your responsibility and may exceed the amount, if any, actually withheld by the Company and/or the Service Recipient. You further acknowledge that the Company and the Service Recipient (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the RSUs, including, but not limited to, the grant, vesting or settlement of the RSUs, the issuance of Common Shares upon settlement of the RSUs, the subsequent sale of Common Shares acquired pursuant to such issuance and the receipt of any dividends and/or any dividend equivalents; and (2) do not commit to, and are under no obligation to, structure the terms of the RSUs or any aspect of the RSUs to reduce or eliminate your liability for Tax-Related Items or achieve any particular tax result. Further, if you are subject to tax in more than one jurisdiction, you acknowledge that the Company and/or the Service Recipient (or former service recipient, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
(b) In connection with any relevant taxable or tax withholding event, as applicable, you agree to make adequate arrangements satisfactory to the Company and/or the Service Recipient to satisfy all Tax-Related Items. In this regard, you authorize the Company and/or the Service Recipient, or their respective agents, to satisfy any withholding obligations with regard to Tax-Related Items by one or a combination of the following, as determined by the Administrator:
•Withholding the amount of any Tax-Related Items from your wages or other cash compensation payable to you by the Company, any Parent, Subsidiary or Affiliate;
•Instructing a brokerage firm selected by the Company for this purpose to sell on your behalf a number of whole Common Shares to be issued to you when the RSUs are settled that the Company determines are appropriate to generate cash proceeds sufficient to satisfy the withholding obligation for Tax-Related Items. This method of satisfying your Tax-Related Items is referred to as “sale to cover.” You acknowledge that the Company or its designee is under no obligation to arrange for such sale at any particular price. Regardless of whether the Company arranges for such sale, you will be responsible for all fees and other costs of sale, and you agree to indemnify and hold the Company harmless from any losses, costs, damages or expenses relating to any such sale;

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•Withholding Common Shares that would otherwise be issued to you when the RSUs are settled equal in value to the withholding obligation for Tax-Related Items. The fair market value of the withheld Common Shares, determined as of the date when taxes otherwise would have been withheld in cash, will be applied to the Tax-Related Items; or
•Any other means approved by the Administrator.
To the extent the Administrator elects to satisfy the Tax-Related Items by means of a sale-to-cover, you hereby authorize the Company to instruct the broker whom it has selected for this purpose to sell a number of Common Shares to be issued upon settlement of your RSUs necessary to satisfy the withholding obligation for Tax-Related Items.
(c) The Company may withhold or account for Tax-Related Items by considering statutory or other withholding rates, including minimum or maximum rates applicable in your jurisdiction(s). In the event of over-withholding, you may receive a refund of any over-withheld amount in cash and will have no entitlement to the equivalent in Common Shares, or, if not refunded, you may be able to seek a refund from the applicable tax authorities. In the event of under-withholding, you may be required to pay additional Tax-Related Items directly to the applicable tax authorities or to the Company or the Service Recipient. If the withholding obligation for Tax-Related Items is satisfied by withholding Common Shares, for tax purposes, you will be deemed to have been issued the full number of Common Shares subject to the RSUs, notwithstanding that a number of Common Shares is held back solely for the purpose of paying the Tax-Related Items.
(d) Finally, you shall pay to the Company or the Service Recipient any amount of Tax-Related Items that the Company or the Service Recipient may be required to withhold as a result of your participation in the Plan or your acquisition of Common Shares that cannot be satisfied by the means previously described. The Company may refuse to deliver the Common Shares or proceeds from the sale of such Common Shares, if you fail to comply with your obligations in connection with the Tax-Related Items as described in this section, and you will permanently forfeit the applicable RSUs (and related underlying Common Shares and any related dividend equivalents).

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12. Restrictions on Issuance
(a) The Company will not issue any Common Shares to you if the issuance of Common Shares at that time would violate any law or regulation.
(b) Notwithstanding any other provision in the Plan, the Grant Notice or this Agreement, unless there is an available exemption from registration, qualification or other legal requirement applicable to the Common Shares, the Company shall not be required to issue any Common Shares to you prior to the completion of any registration or qualification of the Common Shares under any U.S. or non-U.S. federal, state or local securities law or under rulings or regulations of the U.S. Securities and Exchange Commission (“SEC”) or of any other governmental body, or prior to obtaining any approval or other clearance from any U.S. or non-U.S. federal, state or local governmental agency, which registration, qualification or approval the Company shall, in its absolute discretion, deem necessary or advisable. You understand that the Company is under no obligation to register or qualify the Common Shares with the SEC or any state securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the Common Shares.

13. Restrictions on Resale	You agree not to sell any Common Shares at a time when applicable laws, Company policies or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify.
14. No Retention Rights	Neither your award nor any documentation related thereto (including this Agreement, the Grant Notice and the Plan) gives you the right to be retained by the Company or the Service Recipient in any capacity. The Company and the Service Recipient, as applicable, reserve the right to terminate your Service at any time, with or without cause.
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15. Nature of Grant
By accepting the RSUs, you acknowledge, understand and agree that:
•the Plan is established voluntarily by the Company, is wholly discretionary in nature and may be modified, amended, suspended, or terminated by the Company at any time, to the extent permitted by the Plan;
•the grant of the RSUs is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of restricted stock units, or benefits in lieu of restricted stock units, even if restricted stock units have been granted in the past;
•all decisions with respect to future grants of restricted stock units or other grants, if any, will be at the sole discretion of the Company;
•you are voluntarily participating in the Plan;
•the RSUs and your participation in the Plan shall not create a right of Service with the Company;
•the RSUs and any Common Shares acquired under the Plan, and the income from and value of the same, are not intended to replace any pension rights or compensation;
•the RSUs and any Common Shares acquired under the Plan, and the income from and value of the same, are not part of normal or expected compensation for any purpose, including but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, holiday pay, pension or retirement or welfare benefits or similar payments;
•the future value of the Common Shares underlying the RSUs is unknown, indeterminable, and cannot be predicted with certainty;
•no claim or entitlement to compensation or damages shall arise from forfeiture of any portion of the RSUs resulting from your termination of Service (for any reason whatsoever and regardless of whether or not later found to be invalid or in breach of employment or other laws in the jurisdiction where you are employed or otherwise rendering services or the terms of your employment or other service agreement, if any);
•unless otherwise agreed with the Company in writing, the RSUs and the Common Shares subject to the RSUs, and the income from and value of the same, are not granted as consideration for, or in connection with, the Service you may provide as a director of any Subsidiary or Affiliate; and
•neither the Company, the Service Recipient nor any other Parent, Subsidiary or Affiliate shall be liable for any foreign exchange rate fluctuation between your local currency and the U.S. dollar that may affect the value of the RSUs or of any amounts due to you pursuant to the vesting of the RSUs or the subsequent sale of any Common Shares acquired upon settlement of the RSUs.

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16. Data Privacy and Consent
(a)    Data Collection and Usage. The Company and the Service Recipient collect, process and use certain personal information about you, including, but not limited to, your name, home address and telephone number, email address, date of birth, social insurance, passport or other identification number, salary, nationality, job title, any shares or directorships held in the Company, details of all stock options or any other entitlement to shares or equivalent benefits awarded, canceled, exercised, vested, unvested or outstanding in your favor (“Data”), for the purpose of implementing, administering and managing the Plan. The legal basis, where required, for the processing of Data is your consent.
(b)    Stock Plan Administration Service Providers. The Company transfers Data to [INSERT STOCK ADMIN PROVIDER/BROKER NAME] (“Stock Plan Administrator”), an independent service provider based in the United States, which is assisting the Company with the implementation, administration and management of the Plan. The Company may select a different service provider or additional service providers and share Data with such other provider(s) serving in a similar manner. You may be asked to agree on separate terms and data processing practices with the Stock Plan Administrator, with such agreement being a condition to the ability to participate in the Plan.
(c)    International Data Transfers. The Company and Stock Plan Administrator are based in the United States. Your country or jurisdiction may have different data privacy laws and protections than the United States. The Company’s legal basis, where required, for the transfer of Data is your consent.
(d)    Data Retention. The Company will hold and use Data only as long as is necessary to implement, administer and manage your participation in the Plan, or as required to comply with legal or regulatory obligations, including under tax, exchange control, securities, labor and other laws. This means Data may be retained until after your Service is terminated.
(e)    Voluntariness and Consequences of Consent Denial or Withdrawal. Participation in the Plan is voluntary, and you are providing the consents herein on a purely voluntary basis. If you do not consent, or if you later seek to revoke your consent, your compensation from or Service with the Service Recipient will not be affected; the only consequence of refusing or withdrawing your consent is that the Company would not be able to grant the RSUs or other awards to you or administer or maintain such awards.
(f)    Data Subject Rights. You may have a number of rights under data privacy laws in your jurisdiction. Depending on where you are based, such rights may include the right to (i) request access or copies of Data the Company processes, (ii) rectification of incorrect Data, (iii) deletion of Data, (iv) restrictions on processing of Data, (v) portability of Data, (vi) lodge complaints with competent authorities in your jurisdiction, and/or (vii) receive a list with the names and addresses of any potential recipients of Data. To receive clarification regarding these rights or to exercise these rights, you can contact your local human resources representative.

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17. No Advice Regarding Grant	The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding your participation in the Plan, or your acquisition or sale of the underlying Common Shares. You should consult with your own personal tax, legal and financial advisors regarding your participation in the Plan before taking any action related to the Plan.
18. Adjustments	In the event of a stock split, stock dividend, reorganization and recapitalization or a similar change in Company stock, the number of your RSUs will be adjusted pursuant to the Plan.
19. Effect of Significant Corporate Transactions
If the Company is a party to a merger, consolidation, or certain change in control transactions, then your RSUs will be subject to the applicable provisions of Article 9 of the Plan, provided that any action taken must either (a) preserve the exemption of your RSUs from Code Section 409A or (b) comply with Code Section 409A.

20. No Fractional Shares	No fractional Common Shares will be issued upon settlement. In lieu of issuing a fractional Common Share resulting from an adjustment of the RSUs pursuant to the Plan or otherwise, the Company shall be entitled to pay to you a cash amount equal to the Fair Market Value of such fractional Common Share.
21. Recoupment Policy
This award, and the Common Shares acquired upon settlement of this award, shall be subject to recoupment or clawback under any Company policy in effect from time to time, or to the extent required by applicable law in effect at the relevant time (including, without limitation, Section 304 of the Sarbanes-Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act) and/or the rules and regulations of any applicable securities exchange or inter-dealer quotation system on which the Common Shares may be listed or quoted.

22. Language	You acknowledge that you are sufficiently proficient in English, or have consulted with an advisor who is sufficiently proficient in English, so as to allow you to understand the terms and conditions of this Agreement. If you have received this Agreement, or any other documents related to the Plan translated into a language other than English and if the meaning of the translated version is different from the English version, the English version will control.
23. Appendix	Notwithstanding any provisions in this Restricted Stock Unit Agreement for Non-U.S. Recipients, the RSUs shall be subject to any additional terms and conditions for your country set forth in the Appendix attached hereto. Moreover, if you relocate to one of the countries included in the Appendix, the additional terms and conditions for such country, if any, will apply to you, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this Agreement.
24. Imposition of Other Requirements	The Company reserves the right to impose other requirements on your participation in the Plan and on any Common Shares acquired under the Plan, if the Company determines it is necessary or advisable for legal or administrative reasons, and to require you to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
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25. Insider Trading/Market Abuse
By accepting the RSUs, you acknowledge that you are bound by all the terms and conditions of the Company’s Insider Trading Policy as may be in effect from time to time. You further acknowledge that, depending on your or your broker’s country or the country in which the Common Shares are listed, you may be subject to insider trading restrictions and/or market abuse laws which may affect your ability, directly or indirectly, to accept, acquire, sell or attempt to sell, or otherwise dispose of Common Shares, rights to Common Shares (e.g., RSUs) or rights linked to the value of Common Shares, during such times as you are considered to have “inside information” regarding the Company (as defined by the laws in the applicable jurisdiction(s)). Local insider trading laws and regulations may prohibit the cancelation or amendment of orders you placed before possessing the inside information. Furthermore, you understand that you may be prohibited from (i) disclosing the inside information to any third party, including fellow employees (other than on a “need to know” basis) and (ii) “tipping” third parties by sharing with them Company inside information, or otherwise causing third parties to buy or sell Company securities. Any restrictions under these laws or regulations are separate from and in addition to restrictions that may apply to you under the Company’s Insider Trading Policy as may be in effect from time to time. You acknowledge that it is your responsibility to comply with the Company’s Insider Trading Policy and any applicable regulatory trading restrictions. You should consult with your personal legal advisor on this matter.

26. Foreign Asset/Account Reporting Requirements	You acknowledge that there may be certain foreign asset and/or account reporting requirements which may affect your ability to acquire or hold Common Shares or cash received from participating in the Plan (including from any dividends or dividend equivalents paid on Common Shares) in a brokerage or bank account outside your country. You may be required to report such accounts, assets, or related transactions to the tax or other authorities in your country. You may also be required to repatriate sale proceeds or other funds received as a result of your participation in the Plan to your country within a certain time after receipt. You acknowledge that it is your responsibility to comply with such regulations and that you should speak with a personal legal advisor on this matter.
27. Amendment and Waiver
(a) The Administrator, at any time, and from time to time, may amend the terms of the Grant Notice or this Agreement; provided, however, that your rights shall not be materially and adversely affected without your written consent, subject to the provisions in Section 24 above.
(b) Any right of the Company contained in the Grant Notice or this Agreement may be waived in writing by the Administrator. No waiver of any right hereunder by any party shall operate as a waiver of any other right, or as a waiver of the same right with respect to any subsequent occasion for its exercise, or as a waiver of any right to damages. No waiver by any party of any breach of the Grant Notice or this Agreement shall be held to constitute a waiver of any other breach or a waiver of the continuation of the same breach.

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28. Applicable Law; Consent to Jurisdiction; Waiver of Jury Trial
(a) This Agreement and the Grant Notice will be interpreted and enforced under the laws of the State of Delaware without regard to its choice-of-law provisions or principles of conflicts of laws of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of Delaware.
(b) You and the Company (on behalf of itself and its Parent, Subsidiaries and Affiliates) each consents to the exclusive jurisdiction in a Delaware state or a federal court sitting in Wilmington, Delaware, and each waives any other requirement (whether imposed by statute, rule of court or otherwise) with respect to personal jurisdiction or service of process and waives any objection to jurisdiction based on improper venue or improper jurisdiction.
EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY, IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THE PLAN, THE GRANT NOTICE OR THIS AGREEMENT.

29. Successors; Interpretation	The terms of the Grant Notice and this Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, and of you and your beneficiaries, executors, administrators, heirs and successors. The invalidity or unenforceability of any provision of this Agreement (or the Grant Notice, as applicable) shall not affect the validity or enforceability of any other provision of this Agreement (or the Grant Notice, as applicable), and each other provision of this Agreement (or the Grant Notice, as applicable) shall be severable and enforceable to the extent permitted by law. The headings of the sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction, and shall not constitute a part, of the Grant Notice or this Agreement. Pronouns and other words of gender shall be read as gender-neutral. Words importing the plural shall include the singular and the singular shall include the plural. Each of the Grant Notice and this Agreement may be entered into in counterparts.
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30. The Plan and Other Agreements
(a) The text of the Plan is incorporated in this Agreement by reference. The Administrator shall have final authority to interpret and construe the Plan, the Grant Notice and this Agreement and to make any and all determinations under them, and its decision shall be binding and conclusive upon you and all other persons in respect of any questions arising under the Plan, the Grant Notice or this Agreement.
(b) The Plan, this Agreement and the Grant Notice constitute the entire understanding between you and the Company regarding this award. Any prior agreements, commitments or negotiations concerning this award are superseded.

31. Definitions
For purposes of the Grant Notice and this Agreement, the following terms shall have the following meanings:
(a) “Closing Date” has the meaning set forth in the Merger Agreement.
(b) “Trading Day” means any day on which Common Shares are actually traded on the principal securities exchange or securities market on which the Common Shares are then traded.
(c) “VWAP” means, for a Common Share, the dollar volume-weighted average price for a Common Share on the principal securities exchange or securities market on which the Common Shares are then traded during the applicable date(s), as reported by Bloomberg through its “VWAP” or other applicable function (set to weighted average) or, if the foregoing does not apply, the dollar volume-weighted average price of a Common Share in the over-the-counter market on the electronic bulletin board for such security during the applicable date(s), as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for Common Shares by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for a Common Share as reported by OTC Markets Group Inc. If the VWAP cannot be calculated for Common Shares on such date(s) on any of the foregoing bases (including if the Common Shares are not actually traded on the principal securities exchange or securities market on which the Common Shares are then traded for the relevant determination period), the VWAP of a Common Share on such date(s) shall be the fair market value as determined reasonably and in good faith by a majority of the disinterested independent directors of the Board. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization or other similar transaction during such period.

BY ACCEPTING THIS RSU AWARD, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.
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Appendix
to the
Restricted Stock Unit Agreement for Non-U.S. Recipients

Capitalized terms not defined in this Appendix have the meanings ascribed to them in the Plan, the Grant Notice or the Restricted Stock Unit Agreement for Non-U.S. Recipients (the "RSU Agreement").
Terms and Conditions

This Appendix includes additional terms and conditions that govern the RSUs granted to you under the Plan if you reside and/or work in one of the countries listed herein. If you are a citizen or resident of a country (or are considered as such for local law purposes) other than the one in which you are currently residing and/or working or if you relocate to another country after receiving the RSUs, the additional terms and conditions for such country as described in this Appendix will apply to you, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons.

Notifications

This Appendix also includes information regarding taxes and certain other issues of which you should be aware with respect to participation in the Plan. The information is based on the securities, exchange control, income tax and other laws in effect in the respective countries as of December 2021. Such laws are often complex and change frequently. As a result, the Company strongly recommends that you not rely on the information herein as the only source of information relating to the consequences of participation in the Plan, because the information may be outdated at the time you vest in the RSUs or sell shares acquired under the Plan.

In addition, the information contained herein is general in nature and may not apply to your particular situation, and the Company is not in a position to assure you of any particular result. Accordingly, you should seek appropriate professional advice as to how the relevant laws in your country may apply to your personal situation.

Finally, if you are a citizen or resident of a country (or are considered as such for local law purposes) other than the one in which you are currently residing and/or working or if you relocate to another country after receiving the RSUs, the information contained herein may not be applicable to you in the same manner.
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NETHERLANDS

There are no country-specific provisions.

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Employees – Standard Form
Shapeways Holdings, Inc.
2021 Equity Incentive Plan
Notice of Restricted Stock Unit Award
You have been granted Restricted Stock Units (“RSUs”), each representing the right to receive one Common Share of Shapeways Holdings, Inc. (the “Company”), on the following terms:

Name of Recipient:	«Name»
Total Number of RSUs Granted:	«TotalRSUs»
Date of Grant:	«DateGrant»
Vesting Commencement Date	«VestCommDate»
Vesting Schedule:
25% of the RSUs subject to this award will vest on the first anniversary of the Vesting Commencement Date and an additional 6.25% of the RSUs subject to this award will vest on each three-month anniversary of the Vesting Commencement Date occurring thereafter (or if there is no corresponding date, on the last day of the applicable month), in each case, subject to your continuous service as an Employee or Consultant (“Service”) through each such vesting date.

You and the Company agree that these RSUs are granted under and governed by the terms and conditions of the Company’s 2021 Equity Incentive Plan (the “Plan”) and the Restricted Stock Unit Agreement, both of which are attached to, and made a part of, this document. Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Plan or the Restricted Stock Unit Agreement, as applicable.
The Company may, in its sole discretion, decide to deliver any documents related to RSUs or the Plan, and all documents that the Company is required to deliver to shareholders (including annual reports and proxy statements), by email or other electronic means (including posting them on a website maintained by the Company or a third party under contract with the Company). You hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through any online or electronic system established and maintained by the Company or another third party designated by the Company. You acknowledge that you may incur costs in connection with any such delivery by means of electronic transmission, including the cost of accessing the Internet and printing fees, and that an interruption of Internet access may interfere with your ability to access the documents.
You further agree to comply with the Company’s Insider Trading Policy, as in effect from time to time, when selling common shares.

Shapeways Holdings, Inc.
2021 Equity Incentive Plan
Restricted Stock Unit Agreement

Grant of RSUs
Subject to all of the terms and conditions set forth in the Shapeways Holdings, Inc. 2021 Equity Incentive Plan (the “Plan”), the Notice of Restricted Stock Unit Award (the “Grant Notice”), and this Restricted Stock Unit Agreement (the “Agreement”), the Company has granted to you the number of RSUs set forth in the Grant Notice.
All capitalized terms used in this Agreement shall have the meanings assigned to them in this Agreement, the Grant Notice or the Plan, as applicable.

Nature of RSUs	Your RSUs are bookkeeping entries. They represent only the Company’s unfunded and unsecured promise to issue Common Shares on a future date, subject to the terms and conditions of this Agreement, the Grant Notice and the Plan. As a holder of RSUs, you have no rights other than the rights of a general creditor of the Company.
Payment for RSUs	No payment is required for the RSUs that you are receiving.
Vesting
The RSUs vest in accordance with the vesting schedule set forth in the Grant Notice.
In no event will any additional RSUs vest after your Service has terminated for any reason unless expressly provided in a written agreement between you and the Company.
The Company determines whether and when your Service terminates for all purposes of your RSUs.

Termination of Service/Forfeiture	If your Service terminates for any reason, then your RSUs will be forfeited to the extent that they have not vested before the termination date and do not vest as a result of the termination of your Service. This means that any RSUs that have not vested under this Agreement will be cancelled immediately. You will receive no payment for RSUs that are forfeited.
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Leaves of Absence and Part-Time Work
For purposes of this award, your Service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing. However, except as otherwise determined by the Company, your Service terminates when the approved leave ends, unless you immediately return to active work.
If you go on an unpaid leave of absence that lasts more than thirty days, then, to the extent permitted by applicable law, the vesting schedule specified in the Grant Notice will be suspended on the thirty-first day of such unpaid leave, and this award will not vest with respect to any additional RSUs during the remainder of such leave. Vesting will resume when you return to active Service. If you go on a paid leave of absence, the vesting schedule specified in the Grant Notice may be suspended and/or adjusted in accordance with the Company’s leave of absence policy or the terms of your leave.
If you commence working on a part-time basis, the Company may adjust the vesting schedule so that the rate of vesting is commensurate with your reduced work schedule.

Settlement of RSUs
Each RSU will be settled as soon as practicable on or following the date when it vests, and in any event within the “short-term deferral period” as defined under Code Section 409A. At the Administrator’s discretion, settlement may occur on fixed dates established by the Administrator for settlement of RSUs. In no event will you be permitted, directly or indirectly, to specify the taxable year of settlement of any RSUs subject to this award.
At the time of settlement, you will receive one Common Share for each vested RSU (plus payment of any dividend equivalents).

Section 409A
Settlement of these RSUs is intended to be exempt from the application of Code Section 409A pursuant to the “short-term deferral” exemption under Treasury Regulation Section 1.409A-1(b)(4), and this Agreement and the Grant Notice shall be administered and interpreted in a manner that complies with such exemption.
Notwithstanding the foregoing, if it is determined that settlement of these RSUs is not exempt from Code Section 409A and the Company determines that you are a “specified employee,” as defined in the regulations under Code Section 409A at the time of your “separation from service,” as defined in Treasury Regulation Section 1.409A-1(h), then this paragraph will apply. If this paragraph applies, and the event triggering settlement is your “separation from service,” then any RSUs that otherwise would have been settled during the first six months following your “separation from service” will instead be settled on the first business day following the earlier of (i) the six-month anniversary of your separation from service or (ii) your death.
Each installment of RSUs that vests is hereby designated as a separate payment for purposes of Code Section 409A.

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No Voting Rights; Dividend Equivalents	Your RSUs carry neither voting rights nor rights to cash dividends. You have no rights as a stockholder of the Company unless and until your RSUs are settled by issuing Common Shares. Each of your RSUs shall be credited with dividend equivalents, which shall be withheld by the Company for your account. Dividend equivalents credited to your account and attributable to an RSU shall be distributed (without interest) to you at the same time as the underlying Common Share is delivered upon settlement of such RSU and if such RSU is forfeited, you shall have no right to such dividend equivalents. Dividend equivalents may be payable, in the discretion of the Company, (x) in cash, (y) in Common Shares with a Fair Market Value as of the date the RSUs are settled equal to the dividend equivalents, or (z) in an adjustment to the underlying number of Common Shares subject to the RSUs.
RSUs Nontransferable
The RSUs may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered (a “Transfer”) by you other than by will or by the laws of descent and distribution, to your family members, a trust or entity established by you for estate planning purposes, a charitable organization designated by you, pursuant to a qualified domestic relations order or as otherwise permitted under the Plan; provided, that in case of any such permitted transfer, (i) the vesting, forfeiture and clawback provisions shall continue to relate to your Service and any termination thereof and (ii) such transfer shall be subject to such advance notice and other rules and requirements as determined by the Administrator in its sole discretion. Any attempted Transfer of the RSUs contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the RSUs, shall be null and void and without effect. In addition, regardless of any marital property settlement agreement, the Company is not obligated to recognize your former spouse’s interest in your RSUs in any way.

Beneficiary Designation
You may dispose of your RSUs in a written beneficiary designation if authorized by the Company and to the extent such beneficiary designation is valid under applicable law. Any beneficiary designation must be filed with the Company on the proper form. It will be recognized only if it has been received at the Company’s headquarters before your death. If you do not file any beneficiary designation or if none of your designated beneficiaries survives you, then your estate will receive any vested RSUs that you hold at the time of your death.

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Withholding Taxes
Regardless of any action the Company (or, if applicable, the Parent, Subsidiary or Affiliate employing or retaining you (the “Employer”)) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related items related to the participation in the Plan and legally applicable to you (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items is and remains your responsibility and may exceed the amount actually withheld by the Company and/or the Employer. You further acknowledge that the Company and the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the RSUs, including, but not limited to, the grant or vesting of the RSUs, the issuance of Common Shares upon vesting of the RSUs, the subsequent sale of Common Shares acquired pursuant to such issuance and the receipt of any dividends and/or any dividend equivalents; and (2) do not commit to and are under no obligation to structure the terms of the RSUs or any aspect of the RSUs to reduce or eliminate your liability for Tax-Related Items or achieve any particular tax result. Further, if you are subject to tax in more than one jurisdiction, you acknowledge that the Company and/or the Employer may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
No Common Shares will be distributed to you pursuant to the RSUs unless you have made arrangements satisfactory to the Company and/or the Employer for the payment of any Tax-Related Items that the Company and/or the Employer determine must be withheld. In this regard, you authorize the Company to satisfy your Tax-Related Items by one or a combination of the following, as determined by the Administrator.
•Withholding the amount of any Tax-Related Items from your wages or other cash compensation paid to you by the Company and/or the Employer;
•Instructing a brokerage firm selected by the Company for this purpose to sell on your behalf a number of whole shares of Company stock to be issued to you when the RSUs are settled that the Company determines are appropriate to generate cash proceeds sufficient to satisfy the Tax-Related Items. This method of satisfying your Tax-Related Items is referred to as “sale-to-cover”.  You acknowledge that the Company or its designee is under no obligation to arrange for such sale at any particular price. Regardless of whether the Company arranges for such sale, you will be responsible for all fees and other costs of sale, and you agree to indemnify and hold the Company harmless from any losses, costs, damages or expenses relating to any such sale;
•Withholding Common Shares that would otherwise be issued to you when the RSUs are settled equal in value to the Tax-Related Items. The fair market value of the withheld Common Shares, determined as of the date when taxes otherwise would have been withheld in cash, will be applied to the Tax-Related Items; or
•Any other means approved by the Administrator.

4

To the extent the Administrator elects to satisfy the Tax-Related Items by means of sale-to-cover, you hereby authorize the Company to instruct the broker whom it has selected for this purpose to sell a number of Common Shares to be issued upon settlement of your RSUs necessary to satisfy the Tax-Related Items.
You agree to pay to the Company in cash any amount of Tax-Related Items that the Company does not elect to satisfy by the means described above. To the extent you fail to make satisfactory arrangements for the payment of any required withholding taxes, you will permanently forfeit the applicable RSUs (and related underlying Common Shares and any related dividend equivalents).

Restrictions on Issuance
The Company will not issue any Common Shares to you if the issuance of Common Shares at that time would violate any law or regulation.
Notwithstanding any other provision in the Plan, the Grant Notice or this Agreement, unless there is an available exemption from registration, qualification or other legal requirement applicable to the Common Shares, the Company shall not be required to issue any Common Shares to you prior to the completion of any registration or qualification of the Common Shares under any federal, state, local or foreign securities law or under rulings or regulations of the Securities and Exchange Commission (“SEC”) or of any other governmental body, or prior to obtaining any approval or other clearance from any federal, state, local or foreign governmental agency, which registration, qualification or approval the Company shall, in its absolute discretion, deem necessary or advisable. You understand that the Company is under no obligation to register or qualify the Company’s shares with the SEC or any state securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the shares.

Restrictions on Resale	You agree not to sell any shares at a time when applicable laws, Company policies or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify.
No Retention Rights	Neither your award nor any documentation related thereto (including this Agreement, the Grant Notice and the Plan) gives you the right to be retained by the Company, a Parent, a Subsidiary or an Affiliate in any capacity. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate your Service at any time, with or without cause.
Adjustments	In the event of a stock split, stock dividend, reorganization and recapitalization or a similar change in Company stock, the number of your RSUs will be adjusted pursuant to the Plan.
Effect of Significant Corporate Transactions
If the Company is a party to a merger, consolidation, or certain change in control transactions, then your RSUs will be subject to the applicable provisions of Article 9 of the Plan, provided that any action taken must either (a) preserve the exemption of your RSUs from Code Section 409A or (b) comply with Code Section 409A.

No Fractional Shares	No fractional Common Shares will be issued upon settlement. In lieu of issuing a fractional Common Share resulting from an adjustment of the RSUs pursuant to the Plan or otherwise, the Company shall be entitled to pay to you a cash amount equal to the Fair Market Value of such fractional Common Share.
5

Recoupment Policy
This award, and the Common Shares acquired upon settlement of this award, shall be subject to recoupment or clawback under any Company policy in effect from time to time, or to the extent required by applicable law in effect at the relevant time (including, without limitation, Section 304 of the Sarbanes-Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act) and/or the rules and regulations of any applicable securities exchange or inter-dealer quotation system on which the Common Shares may be listed or quoted.

Amendment and Waiver
The Administrator, at any time, and from time to time, may amend the terms of the Grant Notice or this Agreement; provided, however, that your rights shall not be materially and adversely affected without your written consent.
Any right of the Company contained in the Grant Notice or this Agreement may be waived in writing by the Administrator. No waiver of any right hereunder by any party shall operate as a waiver of any other right, or as a waiver of the same right with respect to any subsequent occasion for its exercise, or as a waiver of any right to damages. No waiver by any party of any breach of the Grant Notice or this Agreement shall be held to constitute a waiver of any other breach or a waiver of the continuation of the same breach.

Applicable Law; Consent to Jurisdiction; Waiver of Jury Trial
This Agreement and the Grant Notice will be interpreted and enforced under the laws of the State of Delaware without regard to its choice-of-law provisions or principles of conflicts of laws of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of Delaware.
You and the Company (on behalf of itself and its Affiliates) each consents to jurisdiction in a Delaware state or a federal court sitting in Wilmington, Delaware, and each waives any other requirement (whether imposed by statute, rule of court or otherwise) with respect to personal jurisdiction or service of process and waives any objection to jurisdiction based on improper venue or improper jurisdiction.
EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY, IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THE PLAN, THE GRANT NOTICE OR THIS AGREEMENT.

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Successors; Interpretation	The terms of the Grant Notice and this Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, and of you and your beneficiaries, executors, administrators, heirs and successors. The invalidity or unenforceability of any provision of this Agreement (or the Grant Notice, as applicable) shall not affect the validity or enforceability of any other provision of this Agreement (or the Grant Notice, as applicable), and each other provision of this Agreement (or the Grant Notice, as applicable) shall be severable and enforceable to the extent permitted by law. The headings of the sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction, and shall not constitute a part, of the Grant Notice or this Agreement. Pronouns and other words of gender shall be read as gender-neutral. Words importing the plural shall include the singular and the singular shall include the plural. Each of the Grant Notice and this Agreement may be entered into in counterparts.
The Plan and Other Agreements
The text of the Plan is incorporated in this Agreement by reference. The Administrator shall have final authority to interpret and construe the Plan, the Grant Notice and this Agreement and to make any and all determinations under them, and its decision shall be binding and conclusive upon you and all other persons in respect of any questions arising under the Plan, the Grant Notice or this Agreement.
The Plan, this Agreement and the Grant Notice constitute the entire understanding between you and the Company regarding this award. Any prior agreements, commitments or negotiations concerning this award are superseded.
Notwithstanding any provisions in the Grant Notice or this Agreement, if you are located outside of the United States, the RSUs shall be subject to any special terms, conditions or notifications for your country. Moreover, if you relocate to another country, any special terms and conditions for such country will apply to you, to the extent the Company determines that the application of such terms and conditions is necessary or advisable in order to comply with local law or facilitate the administration of the Plan.

BY ACCEPTING THIS RSU AWARD, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.
7

Shapeways Holdings, Inc.
2021 Equity Incentive Plan
Notice of Restricted Stock Unit Award
(Non-Employee Director)
You have been granted Restricted Stock Units (“RSUs”), each representing the right to receive one Common Share of Shapeways Holdings, Inc. (the “Company”), on the following terms:

Name of Recipient:	«Name»
Total Number of RSUs Granted:	«TotalRSUs»
Date of Grant:	«DateGrant»
Vesting Commencement Date	«VestCommDate»
Vesting Schedule:	Initial Grant:
1/3 of the RSUs subject to this award will vest on each of the first, second and third anniversary of the Vesting Commencement Date (or if there is no corresponding date, the last day of the applicable month), in each case subject to your continuous service as an Outside Director (“Service”) through each such vesting date. In addition, if the Company is subject to a Change in Control (as defined in the Plan) before your Service terminates, the RSUs subject to this award will vest in full upon the effective date of such transaction.
Annual Grant:
The RSUs subject to this award will vest in a single installment on the earlier of (i) the date of the next annual meeting of stockholders following the Date of Grant or (ii) the one-year anniversary of the Date of Grant (or if there is no corresponding date, the last date of the month), subject to your continuous service as an Outside Director (“Service”) through such date. In addition, if the Company is subject to a Change in Control (as defined in the Plan) before your Service terminates, the RSUs subject to this award will vest in full upon the effective date of such transaction.

You and the Company agree that these RSUs are granted under and governed by the terms and conditions of the Company’s 2021 Equity Incentive Plan (the “Plan”) and the Restricted Stock Unit Agreement, both of which are attached to, and made a part of, this document. Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Plan or the Restricted Stock Unit Agreement, as applicable.
The Company may, in its sole discretion, decide to deliver any documents related to RSUs or the Plan, and all documents that the Company is required to deliver to shareholders (including annual reports and proxy statements), by email or other electronic means (including posting them on a website maintained by the Company or a third party under contract with the Company). You hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through any online or electronic system established and maintained by the Company or another third party designated by the Company. You acknowledge that you may incur costs in connection with any such delivery by means of electronic transmission, including the cost of accessing the Internet and printing fees, and that an interruption of Internet access may interfere with your ability to access the documents.
You further agree to comply with the Company’s Insider Trading Policy, as in effect from time to time, when selling common shares.

Shapeways Holdings, Inc.
2021 Equity Incentive Plan
Restricted Stock Unit Agreement

Grant of RSUs
Subject to all of the terms and conditions set forth in the Shapeways Holdings, Inc. 2021 Equity Incentive Plan (the “Plan”), the Notice of Restricted Stock Unit Award (the “Grant Notice”), and this Restricted Stock Unit Agreement (the “Agreement”), the Company has granted to you the number of RSUs set forth in the Grant Notice.
All capitalized terms used in this Agreement shall have the meanings assigned to them in this Agreement, the Grant Notice or the Plan, as applicable.

Nature of RSUs	Your RSUs are bookkeeping entries. They represent only the Company’s unfunded and unsecured promise to issue Common Shares on a future date, subject to the terms and conditions of this Agreement, the Grant Notice and the Plan. As a holder of RSUs, you have no rights other than the rights of a general creditor of the Company.
Payment for RSUs	No payment is required for the RSUs that you are receiving.
Vesting
The RSUs vest in accordance with the vesting schedule set forth in the Grant Notice.
In no event will any additional RSUs vest after your Service has terminated for any reason unless expressly provided in a written agreement between you and the Company.
The Company determines whether and when your Service terminates for all purposes of your RSUs.

Termination of Service/Forfeiture	If your Service terminates for any reason, then your RSUs will be forfeited to the extent that they have not vested before the termination date and do not vest as a result of the termination of your Service. This means that any RSUs that have not vested under this Agreement will be cancelled immediately. You will receive no payment for RSUs that are forfeited.
Settlement of RSUs
Each RSU will be settled as soon as practicable on or following the date when it vests, and in any event within the “short-term deferral period” as defined under Code Section 409A. In no event will you be permitted, directly or indirectly, to specify the taxable year of settlement of any RSUs subject to this award.
At the time of settlement, you will receive one Common Share for each vested RSU (plus payment of any dividend equivalents).

1

Section 409A
Settlement of these RSUs is intended to be exempt from the application of Code Section 409A pursuant to the “short-term deferral” exemption under Treasury Regulation Section 1.409A-1(b)(4), and this Agreement and the Grant Notice shall be administered and interpreted in a manner that complies with such exemption.
Notwithstanding the foregoing, if it is determined that settlement of these RSUs is not exempt from Code Section 409A and the Company determines that you are a “specified employee,” as defined in the regulations under Code Section 409A at the time of your “separation from service,” as defined in Treasury Regulation Section 1.409A-1(h), then this paragraph will apply. If this paragraph applies, and the event triggering settlement is your “separation from service,” then any RSUs that otherwise would have been settled during the first six months following your “separation from service” will instead be settled on the first business day following the earlier of (i) the six-month anniversary of your separation from service or (ii) your death.
Each installment of RSUs that vests is hereby designated as a separate payment for purposes of Code Section 409A.

No Voting Rights; Dividend Equivalents	Your RSUs carry neither voting rights nor rights to cash dividends. You have no rights as a stockholder of the Company unless and until your RSUs are settled by issuing Common Shares. Each of your RSUs shall be credited with dividend equivalents, which shall be withheld by the Company for your account. Dividend equivalents credited to your account and attributable to an RSU shall be distributed (without interest) to you at the same time as the underlying Common Share is delivered upon settlement of such RSU and if such RSU is forfeited, you shall have no right to such dividend equivalents. Dividend equivalents may be payable, in the discretion of the Company, (x) in cash, (y) in Common Shares with a Fair Market Value as of the date the RSUs are settled equal to the dividend equivalents, or (z) in an adjustment to the underlying number of Common Shares subject to the RSUs.
RSUs Nontransferable
The RSUs may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered (a “Transfer”) by you other than by will or by the laws of descent and distribution, to your family members, a trust or entity established by you for estate planning purposes, a charitable organization designated by you, pursuant to a qualified domestic relations order or as otherwise permitted under the Plan; provided, that in case of any such permitted transfer, (i) the vesting, forfeiture and clawback provisions shall continue to relate to your Service and any termination thereof and (ii) such transfer shall be subject to such advance notice and other rules and requirements as determined by the Administrator in its sole discretion. Any attempted Transfer of the RSUs contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the RSUs, shall be null and void and without effect. In addition, regardless of any marital property settlement agreement, the Company is not obligated to recognize your former spouse’s interest in your RSUs in any way.

2

Beneficiary Designation	You may dispose of your RSUs in a written beneficiary designation if authorized by the Company and to the extent such beneficiary designation is valid under applicable law. Any beneficiary designation must be filed with the Company on the proper form. It will be recognized only if it has been received at the Company’s headquarters before your death. If you do not file any beneficiary designation or if none of your designated beneficiaries survives you, then your estate will receive any vested RSUs that you hold at the time of your death.
Withholding Taxes
Regardless of any action the Company (or, if applicable, the Parent, Subsidiary or Affiliate employing or retaining you (the “Employer”)) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related items related to the participation in the Plan and legally applicable to you (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items is and remains your responsibility and may exceed the amount actually withheld by the Company and/or the Employer. You further acknowledge that the Company and the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the RSUs, including, but not limited to, the grant or vesting of the RSUs, the issuance of Common Shares upon vesting of the RSUs, the subsequent sale of Common Shares acquired pursuant to such issuance and the receipt of any dividends and/or any dividend equivalents; and (2) do not commit to and are under no obligation to structure the terms of the RSUs or any aspect of the RSUs to reduce or eliminate your liability for Tax-Related Items or achieve any particular tax result. Further, if you are subject to tax in more than one jurisdiction, you acknowledge that the Company and/or the Employer may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
No Common Shares will be distributed to you pursuant to the RSUs unless you have made arrangements satisfactory to the Company and/or the Employer for the payment of any Tax-Related Items that the Company and/or the Employer determine must be withheld. In this regard, you authorize the Company to satisfy your Tax-Related Items by one or a combination of the following, as determined by the Administrator.

3

•Withholding the amount of any Tax-Related Items from your wages or other cash compensation paid to you by the Company and/or the Employer;
•Instructing a brokerage firm selected by the Company for this purpose to sell on your behalf a number of whole shares of Company stock to be issued to you when the RSUs are settled that the Company determines are appropriate to generate cash proceeds sufficient to satisfy the Tax-Related Items. This method of satisfying your Tax-Related Items is referred to as “sale-to-cover”.  You acknowledge that the Company or its designee is under no obligation to arrange for such sale at any particular price. Regardless of whether the Company arranges for such sale, you will be responsible for all fees and other costs of sale, and you agree to indemnify and hold the Company harmless from any losses, costs, damages or expenses relating to any such sale;
•Withholding Common Shares that would otherwise be issued to you when the RSUs are settled equal in value to the Tax-Related Items. The fair market value of the withheld Common Shares, determined as of the date when taxes otherwise would have been withheld in cash, will be applied to the Tax-Related Items; or
•Any other means approved by the Administrator.

To the extent the Administrator elects to satisfy the Tax-Related Items by means of sale-to-cover, you hereby authorize the Company to instruct the broker whom it has selected for this purpose to sell a number of Common Shares to be issued upon settlement of your RSUs necessary to satisfy the Tax-Related Items.
You agree to pay to the Company in cash any amount of Tax-Related Items that the Company does not elect to satisfy by the means described above. To the extent you fail to make satisfactory arrangements for the payment of any required withholding taxes, you will permanently forfeit the applicable RSUs (and related underlying Common Shares and any related dividend equivalents).

Restrictions on Issuance
The Company will not issue any Common Shares to you if the issuance of Common Shares at that time would violate any law or regulation.
Notwithstanding any other provision in the Plan, the Grant Notice or this Agreement, unless there is an available exemption from registration, qualification or other legal requirement applicable to the Common Shares, the Company shall not be required to issue any Common Shares to you prior to the completion of any registration or qualification of the Common Shares under any federal, state, local or foreign securities law or under rulings or regulations of the Securities and Exchange Commission (“SEC”) or of any other governmental body, or prior to obtaining any approval or other clearance from any federal, state, local or foreign governmental agency, which registration, qualification or approval the Company shall, in its absolute discretion, deem necessary or advisable. You understand that the Company is under no obligation to register or qualify the Company’s shares with the SEC or any state securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the shares.

4

Restrictions on Resale	You agree not to sell any shares at a time when applicable laws, Company policies or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify.
No Retention Rights	Neither your award nor any documentation related thereto (including this Agreement, the Grant Notice and the Plan) gives you the right to be retained by the Company, a Parent, a Subsidiary or an Affiliate in any capacity. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate your Service at any time, with or without cause.
Adjustments	In the event of a stock split, stock dividend, reorganization and recapitalization or a similar change in Company stock, the number of your RSUs will be adjusted pursuant to the Plan.
Effect of Significant Corporate Transactions
If the Company is a party to a merger, consolidation, or certain change in control transactions, then your RSUs will be subject to the applicable provisions of Article 9 of the Plan, provided that any action taken must either (a) preserve the exemption of your RSUs from Code Section 409A or (b) comply with Code Section 409A.

No Fractional Shares	No fractional Common Shares will be issued upon settlement. In lieu of issuing a fractional Common Share resulting from an adjustment of the RSUs pursuant to the Plan or otherwise, the Company shall be entitled to pay to you a cash amount equal to the Fair Market Value of such fractional Common Share.
Recoupment Policy
This award, and the Common Shares acquired upon settlement of this award, shall be subject to recoupment or clawback under any Company policy in effect from time to time, or to the extent required by applicable law in effect at the relevant time (including, without limitation, Section 304 of the Sarbanes-Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act) and/or the rules and regulations of any applicable securities exchange or inter-dealer quotation system on which the Common Shares may be listed or quoted.

Amendment and Waiver
The Administrator, at any time, and from time to time, may amend the terms of the Grant Notice or this Agreement; provided, however, that your rights shall not be materially and adversely affected without your written consent.
Any right of the Company contained in the Grant Notice or this Agreement may be waived in writing by the Administrator. No waiver of any right hereunder by any party shall operate as a waiver of any other right, or as a waiver of the same right with respect to any subsequent occasion for its exercise, or as a waiver of any right to damages. No waiver by any party of any breach of the Grant Notice or this Agreement shall be held to constitute a waiver of any other breach or a waiver of the continuation of the same breach.

5

Applicable Law; Consent to Jurisdiction; Waiver of Jury Trial
This Agreement and the Grant Notice will be interpreted and enforced under the laws of the State of Delaware without regard to its choice-of-law provisions or principles of conflicts of laws of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of Delaware.
You and the Company (on behalf of itself and its Affiliates) each consents to jurisdiction in a Delaware state or a federal court sitting in Wilmington, Delaware, and each waives any other requirement (whether imposed by statute, rule of court or otherwise) with respect to personal jurisdiction or service of process and waives any objection to jurisdiction based on improper venue or improper jurisdiction. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY, IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THE PLAN, THE GRANT NOTICE OR THIS AGREEMENT.

Successors; Interpretation	The terms of the Grant Notice and this Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, and of you and your beneficiaries, executors, administrators, heirs and successors. The invalidity or unenforceability of any provision of this Agreement (or the Grant Notice, as applicable) shall not affect the validity or enforceability of any other provision of this Agreement (or the Grant Notice, as applicable), and each other provision of this Agreement (or the Grant Notice, as applicable) shall be severable and enforceable to the extent permitted by law. The headings of the sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction, and shall not constitute a part, of the Grant Notice or this Agreement. Pronouns and other words of gender shall be read as gender-neutral. Words importing the plural shall include the singular and the singular shall include the plural. Each of the Grant Notice and this Agreement may be entered into in counterparts.
The Plan and Other Agreements
The text of the Plan is incorporated in this Agreement by reference. The Administrator shall have final authority to interpret and construe the Plan, the Grant Notice and this Agreement and to make any and all determinations under them, and its decision shall be binding and conclusive upon you and all other persons in respect of any questions arising under the Plan, the Grant Notice or this Agreement.
The Plan, this Agreement and the Grant Notice constitute the entire understanding between you and the Company regarding this award. Any prior agreements, commitments or negotiations concerning this award are superseded.
Notwithstanding any provisions in the Grant Notice or this Agreement, if you are located outside of the United States, the RSUs shall be subject to any special terms, conditions or notifications for your country. Moreover, if you relocate to another country, any special terms and conditions for such country will apply to you, to the extent the Company determines that the application of such terms and conditions is necessary or advisable in order to comply with local law or facilitate the administration of the Plan.

6

BY ACCEPTING THIS RSU AWARD, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.
7

FORM OF EARNOUT RSU AWARD AGREEMENT
Shapeways Holdings, Inc.
2021 Equity Incentive Plan
Notice of Restricted Stock Unit Award
You have been granted Restricted Stock Units (“RSUs”), each representing the right to receive one Common Share of Shapeways Holdings, Inc. (the “Company”), on the following terms:

Name of Recipient:	«Name»[1]
Total Number of RSUs Granted:	«TotalRSUs»[2]
Date of Grant:	«DateGrant»[3]
[Vesting Commencement Date:[4]	<<Vest-ComDate>>]
Expiration Date:	[______ __, ____][5]
Vesting:	Two vesting requirements must be satisfied on or before the Expiration Date specified above in order for an RSU to vest:
(i) a requirement that you provide continuous Service over the period of time set forth in “Service-Based Condition” below; and

(ii)    a requirement that the applicable “RSU Performance Milestone,” as set forth below, is satisfied. As described below, the RSU Performance Milestones will be satisfied as to 50% of the RSUs upon the achievement of the First RSU Performance Milestone (as defined below), and as to the remaining 50%

The requirements described in the foregoing clauses (i) and (ii) are collectively referred to herein as the “Vesting Requirements.”

1 Earnout RSUs to be granted to holders of in-the-money options outstanding as of immediately prior to the Effective Time (provided such holder remains in continuous service through the date of grant).
2 Number of RSUs to equal the product of (a) the number of shares subject to the recipient’s option immediately prior to the Effective Time, multiplied by (b) 10% of the Conversion Ratio (rounded down to the nearest whole share).
3 To be granted as soon as reasonably practicable following the Effective Time.
4 To be the same Vesting Commencement Date as the option held by the recipient.
5 To be the 3-year anniversary of the Closing Date or the Option’s original Expiration Date.

For clarity, if the Service-Based Condition is satisfied for any RSUs prior to satisfaction of any RSU Performance Milestone, (i) such RSUs shall remain outstanding and eligible to vest upon the satisfaction of the applicable RSU Performance Milestones on or before the Expiration Date and (ii) if, subsequently, the First RSU Performance Milestone (as defined below) is achieved on or before the Expiration Date but the Second RSU Performance Milestone (as defined below) has not yet been achieved, then 50% of such RSUs shall vest upon satisfaction of the First RSU Performance Milestone and the remaining 50% of such RSUs shall remain outstanding and eligible to vest upon the satisfaction of the Second RSU Performance Milestone on or before the Expiration Date.

If, prior to the satisfaction of the Service-Based Condition for any RSUs, the First RSU Performance Milestone (but not the Second RSU Performance Milestone) has been achieved, then upon satisfaction of the Service-Based Condition for such RSUs, 50% of the RSUs eligible to vest upon the applicable Service Date (as defined below) shall become vested, and the remaining 50% of the RSUs eligible to vest upon such Service Date shall remain outstanding and eligible to vest upon the upon the satisfaction of the Second RSU Performance Milestone on or before the Expiration Date.
If, prior to the satisfaction of the Service-Based Condition for any RSUs, both the First RSU Performance Milestone and the Second RSU Performance Milestone have been achieved, then upon satisfaction of the Service-Based Condition for such RSUs, 100% of the RSUs eligible to vest upon the applicable Service Date shall become vested.
The “Vesting Date” of a given RSU will be the first date on or before the Expiration Date upon which all Vesting Requirements are satisfied with respect to that particular RSU.
A given RSU will not vest if any Vesting Requirement fails to be satisfied with respect to that RSU on or before the Expiration Date. Such RSU shall be forfeited as of (x) the Expiration Date or (y) your earlier termination of Service that results in such forfeiture in accordance with the Restricted Stock Unit Agreement, as the case may be. Upon such forfeiture, you will have no further rights with respect to such forfeited RSU or the Common Share covered thereby.

Service-Based Condition:[6]	[Version 1: The Service-Based Condition has been satisfied with respect to all of your RSUs as of the Date of Grant. The “Service Date” for purposes of this Agreement shall mean the Date of Grant.]

[Version 2: The Service-Based Condition will be satisfied (i) with respect to the first 25% of the RSUs on the [12-month] [6-month] anniversary of the Vesting Commencement Date and (ii) monthly thereafter with respect to 1/48th of the RSUs, provided you remain in continuous Service through each such date (each, a “Service Date”).]

[Version 3: The Service-Based Condition will be satisfied with respect to [1/__th] of the RSUs on the monthly anniversary of the Vesting Commencement Date, provided you remain in continuous Service through each such date (each, a “Service Date”).]

RSU Performance Milestones:
The “First RSU Performance Milestone” will be satisfied if and when the VWAP of the Common Shares equals or exceeds $14.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations and similar transactions after the Closing) for 30 consecutive Trading Days occurring during the period beginning on the Closing Date and ending on the Expiration Date.

The “Second RSU Performance Milestone” will be satisfied if and when the VWAP of the Common Shares equals or exceeds $16.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations and similar transactions after the Closing) for 30 consecutive Trading Days occurring during the period beginning on the Closing Date and ending on the Expiration Date.

For the avoidance of doubt, if the Second RSU Performance Milestone has been achieved on or prior to the Expiration Date, then the First RSU Performance Milestone (if not already satisfied) will have also been achieved upon satisfaction of the Second RSU Performance Milestone, such that, upon achievement of the Second RSU Performance Milestone, both RSU Performance Milestones shall be considered satisfied for all RSUs granted hereunder.
6 The Service-Based Condition tracks the vesting schedule of the option held by the recipient. Certain options are fully vested as of the date of grant, and other Options have various vesting schedules (e.g., cliff-vesting at 6 months or 1 year followed by monthly vesting; or only monthly vesting with no cliff-vesting).

You and the Company agree that these RSUs are granted under and governed by the terms and conditions of the Company’s 2021 Equity Incentive Plan (the “Plan”) and the Restricted Stock Unit Agreement, both of which are attached to, and made a part of, this document. Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Plan or the Restricted Stock Unit Agreement, as applicable.
The Company may, in its sole discretion, decide to deliver any documents related to RSUs or the Plan, and all documents that the Company is required to deliver to shareholders (including annual reports and proxy statements), by email or other electronic means (including posting them on a website maintained by the Company or a third party under contract with the Company). You hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through any online or electronic system established and maintained by the Company or another third party designated by the Company. You acknowledge that you may incur costs in connection with any such delivery by means of electronic transmission, including the cost of accessing the Internet and printing fees, and that an interruption of Internet access may interfere with your ability to access the documents.
You further agree to comply with the Company’s Insider Trading Policy, as in effect from time to time, when selling common shares.

Shapeways Holdings, Inc.
2021 Equity Incentive Plan
Restricted Stock Unit Agreement

1. Grant of RSUs
Subject to all of the terms and conditions set forth in the Shapeways Holdings, Inc. 2021 Equity Incentive Plan (the “Plan”), the Notice of Restricted Stock Unit Award (the “Grant Notice”), and this Restricted Stock Unit Agreement (the “Agreement”), the Company has granted to you the number of RSUs set forth in the Grant Notice.
All capitalized terms used in this Agreement shall have the meanings assigned to them in this Agreement, the Grant Notice or the Plan, as applicable.

2. Nature of RSUs	Your RSUs are bookkeeping entries. They represent only the Company’s unfunded and unsecured promise to issue Common Shares on a future date, subject to the terms and conditions of this Agreement, the Grant Notice and the Plan. As a holder of RSUs, you have no rights other than the rights of a general creditor of the Company.
3. Vesting	The RSUs vest in accordance with the vesting schedule set forth in the Grant Notice.
4. Settlement of RSUs
(a) Each vested RSU shall be settled as soon as practicable on or following the applicable Vesting Date, and in any event within the “short-term deferral period” as defined under Code Section 409A. In no event will you be permitted, directly or indirectly, to specify the taxable year of settlement of any RSUs subject to this award.
(b) At the time of settlement, you will receive one Common Share for each vested RSU (plus payment of any dividend equivalents pursuant to Section 8).

5. Termination of Service; Expiration
(a) Except (x) as otherwise determined by the Administrator or (y) expressly provided in an employment, consulting or other written agreement between you and the Company and/or one of its Subsidiaries or Affiliates, any RSUs for which the Service-Based Condition has not been satisfied as of your termination of Service shall be forfeited and cancelled without payment.
(b) If your Service terminates before one or more of the RSU Performance Milestones has been met, then the portion of your RSUs for which the Service-Based Condition has been satisfied (taking into account any acceleration pursuant to Section 5(a), as applicable) shall remain outstanding and eligible to vest upon achievement of the applicable RSU Performance Milestones.
(c) If any RSU Performance Milestone fails to be satisfied by the Expiration Date, then the corresponding RSUs shall be forfeited and cancelled without payment as of the Expiration Date.

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6. Leaves of Absence and Part-Time Work
(a) For purposes of this award, except as set forth in subsection (b) below, your Service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing. Your Service will be deemed terminated for purposes of this award when the approved leave ends, unless you immediately return to active work.
(b) If you go on a leave of absence that lasts more than 30 days, then, to the extent permitted by applicable law, the Company may adjust or suspend the schedule of Service Dates under the Service-Based Condition specified in the Grant Notice.
(c) If you commence working on a part-time basis, the Company may adjust the vesting schedule so that the rate of vesting is commensurate with your reduced work schedule.

7. Section 409A
(a) These RSUs are intended to be exempt from the application of Code Section 409A pursuant to the “short-term deferral” exemption under Treasury Regulation Section 1.409A-1(b)(4), and this Agreement and the Grant Notice shall be administered and interpreted in a manner that complies with such exemption.
(b) Notwithstanding the foregoing, if it is determined that settlement of these RSUs is not exempt from Code Section 409A and the Company determines that you are a “specified employee,” as defined in the regulations under Code Section 409A at the time of your “separation from service” from the Company and its Affiliates, as such term is defined in Treasury Regulation Section 1.409A-1(h), then this paragraph will apply. If this paragraph applies, and the event triggering settlement is your “separation from service” from the Company and its Affiliates, then any RSUs that otherwise would have been settled during the first six months following your “separation from service” will instead be settled on the first business day following the earlier of (i) the six-month anniversary of your separation from service or (ii) your death.
(c) Each installment of RSUs that is settled after vesting is hereby designated as a separate payment for purposes of Code Section 409A.

8. No Voting Rights; Dividend Equivalents	Your RSUs carry neither voting rights nor rights to cash dividends. You have no rights as a stockholder of the Company unless and until your RSUs are settled by issuing Common Shares. Each of your RSUs shall be credited with dividend equivalents, which shall be withheld by the Company for your account. Dividend equivalents credited to your account and attributable to an RSU shall be distributed (without interest) to you at the same time as the underlying Common Share is delivered upon settlement of such RSU and, if such RSU is forfeited, you shall have no right to such dividend equivalents. Dividend equivalents may be payable, in the discretion of the Company, (x) in cash, (y) in Common Shares with a Fair Market Value as of the applicable Vesting Date equal to the dividend equivalents, or (z) in an adjustment to the underlying number of Common Shares subject to the RSUs.
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9. RSUs Nontransferable
The RSUs may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered (a “Transfer”) by you other than by will or by the laws of descent and distribution, to your family members, a trust or entity established by you for estate planning purposes, a charitable organization designated by you, pursuant to a qualified domestic relations order or as otherwise permitted under the Plan; provided, that in case of any such permitted transfer, (i) the vesting, forfeiture and clawback provisions shall continue to relate to your Service and any termination thereof and (ii) such transfer shall be subject to such advance notice and other rules and requirements as determined by the Administrator in its sole discretion. Any attempted Transfer of the RSUs contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the RSUs, shall be null and void and without effect. In addition, regardless of any marital property settlement agreement, the Company is not obligated to recognize your former spouse’s interest in your RSUs in any way.

10. Beneficiary Designation	You may dispose of your RSUs in a written beneficiary designation if authorized by the Company and to the extent such beneficiary designation is valid under applicable law. Any beneficiary designation must be filed with the Company on the proper form. It will be recognized only if it has been received at the Company’s headquarters before your death. If you do not file any beneficiary designation or if none of your designated beneficiaries survives you, then your estate will receive any vested RSUs that you hold at the time of your death.
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11. Withholding Taxes
(a) Regardless of any action the Company (or, if applicable, the Parent, Subsidiary or Affiliate employing or retaining you (the “Employer”)) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related items related to the participation in the Plan and legally applicable to you (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items is and remains your responsibility and may exceed the amount actually withheld by the Company and/or the Employer. You further acknowledge that the Company and the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the RSUs, including, but not limited to, the grant or vesting of the RSUs, the issuance of Common Shares upon vesting of the RSUs, the subsequent sale of Common Shares acquired pursuant to such issuance and the receipt of any dividends and/or any dividend equivalents; and (2) do not commit to and are under no obligation to structure the terms of the RSUs or any aspect of the RSUs to reduce or eliminate your liability for Tax-Related Items or achieve any particular tax result. Further, if you are subject to tax in more than one jurisdiction, you acknowledge that the Company and/or the Employer may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
(b) No Common Shares will be distributed to you pursuant to the RSUs unless you have made arrangements satisfactory to the Company and/or the Employer for the payment of any Tax-Related Items that the Company and/or the Employer determine must be withheld. In this regard, you authorize the Company to satisfy your Tax-Related Items by one or a combination of the following, as determined by the [Administrator] [Company]:
•Withholding the amount of any Tax-Related Items from your wages or other cash compensation paid to you by the Company and/or the Employer;
•Instructing a brokerage firm selected by the Company for this purpose to sell on your behalf a number of whole shares of Company stock to be issued to you when the RSUs are settled that the Company determines are appropriate to generate cash proceeds sufficient to satisfy the Tax-Related Items. This method of satisfying your Tax-Related Items is referred to as “sale to cover”. You acknowledge that the Company or its designee is under no obligation to arrange for such sale at any particular price. Regardless of whether the Company arranges for such sale, you will be responsible for all fees and other costs of sale, and you agree to indemnify and hold the Company harmless from any losses, costs, damages or expenses relating to any such sale;[7]

7 For Section 16 officers or senior executives who may become Section 16 officers, use “Administrator,” otherwise use “Company.”
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•Withholding Common Shares that would otherwise be issued to you when the RSUs are settled equal in value to the Tax-Related Items. The fair market value of the withheld Common Shares, determined as of the date when taxes otherwise would have been withheld in cash, will be applied to the Tax-Related Items; or
•Any other means approved by the [Administrator] [Company].
•To the extent the Administrator elects to satisfy the Tax-Related Items by means of sale to cover, you hereby authorize the Company to instruct the broker whom it has selected for this purpose to sell a number of Common Shares to be issued upon settlement of your RSUs necessary to satisfy the Tax-Related Items.
(c) You agree to pay to the Company in cash any amount of Tax-Related Items that the Company does not elect to satisfy by the means described above. To the extent you fail to make satisfactory arrangements for the payment of any required withholding taxes, you will permanently forfeit the applicable RSUs (and related underlying Common Shares and any related dividend equivalents).

12. Restrictions on Issuance
(a) The Company will not issue any Common Shares to you if the issuance of Common Shares at that time would violate any law or regulation.
(b) Notwithstanding any other provision in the Plan, the Grant Notice or this Agreement, unless there is an available exemption from registration, qualification or other legal requirement applicable to the Common Shares, the Company shall not be required to issue any Common Shares to you prior to the completion of any registration or qualification of the Common Shares under any federal, state, local or foreign securities law or under rulings or regulations of the Securities and Exchange Commission (“SEC”) or of any other governmental body, or prior to obtaining any approval or other clearance from any federal, state, local or foreign governmental agency, which registration, qualification or approval the Company shall, in its absolute discretion, deem necessary or advisable. You understand that the Company is under no obligation to register or qualify the Company’s shares with the SEC or any state securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the shares.

13. Restrictions on Resale	You agree not to sell any shares at a time when applicable laws, Company policies or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify.
14. No Retention Rights	Neither your award nor any documentation related thereto (including this Agreement, the Grant Notice and the Plan) gives you the right to be retained by the Company, a Parent, a Subsidiary or an Affiliate in any capacity. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate your Service at any time, with or without cause.
15. Adjustments	In the event of a stock split, stock dividend, reorganization and recapitalization or a similar change in Company stock, the number of your RSUs will be adjusted pursuant to the Plan.
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16. Effect of Significant Corporate Transactions
If the Company is a party to a merger, consolidation, or certain change in control transactions, then your RSUs will be subject to the applicable provisions of Article 9 of the Plan, provided that any action taken must either (a) preserve the exemption of your RSUs from Code Section 409A or (b) comply with Code Section 409A.

17. No Fractional Shares	No fractional Common Shares will be issued upon settlement. In lieu of issuing a fractional Common Share resulting from an adjustment of the RSUs pursuant to the Plan or otherwise, the Company shall be entitled to pay to you a cash amount equal to the Fair Market Value of such fractional Common Share.
18. Recoupment Policy
This award, and the Common Shares acquired upon settlement of this award, shall be subject to recoupment or clawback under any Company policy in effect from time to time, or to the extent required by applicable law in effect at the relevant time (including, without limitation, Section 304 of the Sarbanes-Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act) and/or the rules and regulations of any applicable securities exchange or inter-dealer quotation system on which the Common Shares may be listed or quoted.

19. Amendment and Waiver
(a) The Administrator, at any time, and from time to time, may amend the terms of the Grant Notice or this Agreement; provided, however, that your rights shall not be materially and adversely affected without your written consent.
(b) Any right of the Company contained in the Grant Notice or this Agreement may be waived in writing by the Administrator. No waiver of any right hereunder by any party shall operate as a waiver of any other right, or as a waiver of the same right with respect to any subsequent occasion for its exercise, or as a waiver of any right to damages. No waiver by any party of any breach of the Grant Notice or this Agreement shall be held to constitute a waiver of any other breach or a waiver of the continuation of the same breach.

20. Applicable Law; Consent to Jurisdiction; Waiver of Jury Trial
This Agreement and the Grant Notice will be interpreted and enforced under the laws of the State of Delaware without regard to its choice-of-law provisions or principles of conflicts of laws of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of Delaware.
You and the Company (on behalf of itself and its Affiliates) each consents to jurisdiction in a Delaware state or a federal court sitting in Wilmington, Delaware, and each waives any other requirement (whether imposed by statute, rule of court or otherwise) with respect to personal jurisdiction or service of process and waives any objection to jurisdiction based on improper venue or improper jurisdiction. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY, IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THE PLAN, THE GRANT NOTICE OR THIS AGREEMENT.

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21. Successors; Interpretation	The terms of the Grant Notice and this Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, and of you and your beneficiaries, executors, administrators, heirs and successors. The invalidity or unenforceability of any provision of this Agreement (or the Grant Notice, as applicable) shall not affect the validity or enforceability of any other provision of this Agreement (or the Grant Notice, as applicable), and each other provision of this Agreement (or the Grant Notice, as applicable) shall be severable and enforceable to the extent permitted by law. The headings of the sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction, and shall not constitute a part, of the Grant Notice or this Agreement. Pronouns and other words of gender shall be read as gender-neutral. Words importing the plural shall include the singular and the singular shall include the plural. Each of the Grant Notice and this Agreement may be entered into in counterparts.
22. The Plan and Other Agreements
(a) The text of the Plan is incorporated in this Agreement by reference. The Administrator shall have final authority to interpret and construe the Plan, the Grant Notice and this Agreement and to make any and all determinations under them, and its decision shall be binding and conclusive upon you and all other persons in respect of any questions arising under the Plan, the Grant Notice or this Agreement.
(b) The Plan, this Agreement and the Grant Notice constitute the entire understanding between you and the Company regarding this award. Any prior agreements, commitments or negotiations concerning this award are superseded.
(c) Notwithstanding any provisions in the Grant Notice or this Agreement, if you are located outside of the United States, the RSUs shall be subject to any special terms, conditions or notifications for your country. Moreover, if you relocate to another country, any special terms and conditions for such country will apply to you, to the extent the Company determines that the application of such terms and conditions is necessary or advisable in order to comply with local law or facilitate the administration of the Plan.

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23. Definitions
For purposes of the Grant Notice and this Agreement, the following terms shall have the following meanings:
(a) “Closing Date” has the meaning set forth in the Merger Agreement.
(b) “Trading Day” means any day on which Common Shares are actually traded on the principal securities exchange or securities market on which the Common Shares are then traded.
(c) “VWAP” means, for a Common Share, the dollar volume-weighted average price for a Common Share on the principal securities exchange or securities market on which the Common Shares are then traded during the applicable date(s), as reported by Bloomberg through its “VWAP” or other applicable function (set to weighted average) or, if the foregoing does not apply, the dollar volume-weighted average price of a Common Share in the over-the-counter market on the electronic bulletin board for such security during the applicable date(s), as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for Common Shares by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for a Common Share as reported by OTC Markets Group Inc. If the VWAP cannot be calculated for Common Shares on such date(s) on any of the foregoing bases (including if the Common Shares are not actually traded on the principal securities exchange or securities market on which the Common Shares are then traded for the relevant determination period), the VWAP of a Common Share on such date(s) shall be the fair market value as determined reasonably and in good faith by a majority of the disinterested independent directors of the Board. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization or other similar transaction during such period.

BY ACCEPTING THIS RSU AWARD, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.
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FORM OF TRANSACTION BONUS RSU AWARD AGREEMENT
Shapeways Holdings, Inc.
2021 Equity Incentive Plan
Notice of Restricted Stock Unit Award
You have been granted Restricted Stock Units (“RSUs”), each representing the right to receive one Common Share of Shapeways Holdings, Inc. (the “Company”), on the following terms:

Name of Recipient:	«Name»
Total Number of RSUs Granted:	«TotalRSUs»
Date of Grant:	«DateGrant»
Vested Status:	The RSUs are fully vested as of the Date of Grant.

You and the Company agree that these RSUs are granted under and governed by the terms and conditions of the Company’s 2021 Equity Incentive Plan (the “Plan”) and the Restricted Stock Unit Agreement (including, if applicable, the Appendix for Non-U.S. Participants), both of which are attached to, and made a part of, this document. Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Plan or the Restricted Stock Unit Agreement, as applicable.
The Company may, in its sole discretion, decide to deliver any documents related to RSUs or the Plan, and all documents that the Company is required to deliver to shareholders (including annual reports and proxy statements), by email or other electronic means (including posting them on a website maintained by the Company or a third party under contract with the Company). You hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through any online or electronic system established and maintained by the Company or another third party designated by the Company. You acknowledge that you may incur costs in connection with any such delivery by means of electronic transmission, including the cost of accessing the Internet and printing fees, and that an interruption of Internet access may interfere with your ability to access the documents.
You further agree to comply with the Company’s Insider Trading Policy, as in effect from time to time, when selling common shares.

Shapeways Holdings, Inc.
2021 Equity Incentive Plan
Restricted Stock Unit Agreement

1. Grant of RSUs
Subject to all of the terms and conditions set forth in the Shapeways Holdings, Inc. 2021 Equity Incentive Plan (the “Plan”), the Notice of Restricted Stock Unit Award (the “Grant Notice”), and this Restricted Stock Unit Agreement (the “Agreement”), the Company has granted to you the number of RSUs set forth in the Grant Notice.
All capitalized terms used in this Agreement shall have the meanings assigned to them in this Agreement, the Grant Notice or the Plan, as applicable.

2. Nature of RSUs	Your RSUs are bookkeeping entries. They represent only the Company’s unfunded and unsecured promise to issue Common Shares on a future date, subject to the terms and conditions of this Agreement, the Grant Notice and the Plan. As a holder of RSUs, you have no rights other than the rights of a general creditor of the Company.
3. Vested Status	The RSUs are fully vested as of the Date of Grant.
4. Settlement of RSUs
(a) Each vested RSU shall be settled no later than the 74th day following the Date of Grant, and in any event within the “short-term deferral period” as defined under Code Section 409A. In no event will you be permitted, directly or indirectly, to specify the taxable year of settlement of any RSUs subject to this award.
(b) At the time of settlement, you will receive one Common Share for each vested RSU (plus payment of any dividend equivalents pursuant to Section 6).

5. Section 409A	These RSUs are intended to be exempt from the application of Code Section 409A pursuant to the “short-term deferral” exemption under Treasury Regulation Section 1.409A-1(b)(4), and this Agreement and the Grant Notice shall be administered and interpreted in a manner that complies with such exemption.
6. No Voting Rights; Dividend Equivalents	Your RSUs carry neither voting rights nor rights to cash dividends. You have no rights as a stockholder of the Company unless and until your RSUs are settled by issuing Common Shares. Each of your RSUs shall be credited with dividend equivalents, which shall be withheld by the Company for your account. Dividend equivalents credited to your account and attributable to an RSU shall be distributed (without interest) to you at the same time as the underlying Common Share is delivered upon settlement of such RSU. Dividend equivalents may be payable, in the discretion of the Company, (x) in cash, (y) in Common Shares with a Fair Market Value as of the date the RSUs are settled equal to the dividend equivalents, or (z) in an adjustment to the underlying number of Common Shares subject to the RSUs.
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7. RSUs Nontransferable
The RSUs may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered (a “Transfer”) by you other than by will or by the laws of descent and distribution, to your family members, a trust or entity established by you for estate planning purposes, a charitable organization designated by you, pursuant to a qualified domestic relations order or as otherwise permitted under the Plan; provided, that in case of any such permitted transfer, (i) the clawback provisions shall continue to relate to your Service and any termination thereof and (ii) such transfer shall be subject to such advance notice and other rules and requirements as determined by the Administrator in its sole discretion. Any attempted Transfer of the RSUs contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the RSUs, shall be null and void and without effect. In addition, regardless of any marital property settlement agreement, the Company is not obligated to recognize your former spouse’s interest in your RSUs in any way.

8. Beneficiary Designation	You may dispose of your RSUs in a written beneficiary designation if authorized by the Company and to the extent such beneficiary designation is valid under applicable law. Any beneficiary designation must be filed with the Company on the proper form. It will be recognized only if it has been received at the Company’s headquarters before your death. If you do not file any beneficiary designation or if none of your designated beneficiaries survives you, then your estate will receive any vested RSUs that you hold at the time of your death.

9. Withholding Taxes
(a) Regardless of any action the Company (or, if applicable, the Parent, Subsidiary or Affiliate employing or retaining you (the “Employer”)) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related items related to the participation in the Plan and legally applicable to you (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items is and remains your responsibility and may exceed the amount actually withheld by the Company and/or the Employer. You further acknowledge that the Company and the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the RSUs, including, but not limited to, the grant or vested status of the RSUs, the issuance of Common Shares in respect of the RSUs, the subsequent sale of Common Shares acquired pursuant to such issuance and the receipt of any dividends and/or any dividend equivalents; and (2) do not commit to and are under no obligation to structure the terms of the RSUs or any aspect of the RSUs to reduce or eliminate your liability for Tax-Related Items or achieve any particular tax result. Further, if you are subject to tax in more than one jurisdiction, you acknowledge that the Company and/or the Employer may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
(b) No Common Shares will be distributed to you pursuant to the RSUs unless you have made arrangements satisfactory to the Company and/or the Employer for the payment of any Tax-Related Items that the Company and/or the Employer determine must be withheld. In this regard, you authorize the Company to satisfy your Tax-Related Items by one or a combination of the following, as determined by the Administrator.
•Withholding the amount of any Tax-Related Items from your wages or other cash compensation paid to you by the Company and/or the Employer;
•Instructing a brokerage firm selected by the Company for this purpose to sell on your behalf a number of whole shares of Company stock to be issued to you when the RSUs are settled that the Company determines are appropriate to generate cash proceeds sufficient to satisfy the Tax-Related Items. You acknowledge that the Company or its designee is under no obligation to arrange for such sale at any particular price. Regardless of whether the Company arranges for such sale, you will be responsible for all fees and other costs of sale, and you agree to indemnify and hold the Company harmless from any losses, costs, damages or expenses relating to any such sale;
•Withholding Common Shares that would otherwise be issued to you when the RSUs are settled equal in value to the Tax-Related Items. The fair market value of the withheld Common Shares, determined as of the date when taxes otherwise would have been withheld in cash, will be applied to the Tax-Related Items; or
•Any other means approved by the Administrator.

(c) You agree to pay to the Company in cash any amount of Tax-Related Items that the Company does not elect to satisfy by the means described above. To the extent you fail to make satisfactory arrangements for the payment of any required withholding taxes, you will permanently forfeit the applicable RSUs (and related underlying Common Shares and any related dividend equivalents).

10. Restrictions on Issuance
(a) The Company will not issue any Common Shares to you if the issuance of Common Shares at that time would violate any law or regulation.
(b) Notwithstanding any other provision in the Plan, the Grant Notice or this Agreement, unless there is an available exemption from registration, qualification or other legal requirement applicable to the Common Shares, the Company shall not be required to issue any Common Shares to you prior to the completion of any registration or qualification of the Common Shares under any federal, state, local or foreign securities law or under rulings or regulations of the Securities and Exchange Commission (“SEC”) or of any other governmental body, or prior to obtaining any approval or other clearance from any federal, state, local or foreign governmental agency, which registration, qualification or approval the Company shall, in its absolute discretion, deem necessary or advisable. You understand that the Company is under no obligation to register or qualify the Company’s shares with the SEC or any state securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the shares.

11. Restrictions on Resale	You agree not to sell any shares at a time when applicable laws, Company policies or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify.
12. No Retention Rights	Neither your award nor any documentation related thereto (including this Agreement, the Grant Notice and the Plan) gives you the right to be retained by the Company, a Parent, a Subsidiary or an Affiliate in any capacity. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate your Service at any time, with or without cause.
13. Adjustments	In the event of a stock split, stock dividend, reorganization and recapitalization or a similar change in Company stock, the number of your RSUs will be adjusted pursuant to the Plan.
14. Effect of Significant Corporate Transactions
If the Company is a party to a merger, consolidation, or certain change in control transactions, then your RSUs will be subject to the applicable provisions of Article 9 of the Plan, provided that any action taken must either (a) preserve the exemption of your RSUs from Code Section 409A or (b) comply with Code Section 409A.

15. No Fractional Shares	No fractional Common Shares will be issued upon settlement. In lieu of issuing a fractional Common Share resulting from an adjustment of the RSUs pursuant to the Plan or otherwise, the Company shall be entitled to pay to you a cash amount equal to the Fair Market Value of such fractional Common Share.

16. Recoupment Policy
This award, and the Common Shares acquired upon settlement of this award, shall be subject to recoupment or clawback under any Company policy in effect from time to time, or to the extent required by applicable law in effect at the relevant time (including, without limitation, Section 304 of the Sarbanes-Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act) and/or the rules and regulations of any applicable securities exchange or inter-dealer quotation system on which the Common Shares may be listed or quoted.

17. Amendment and Waiver
(a) The Administrator, at any time, and from time to time, may amend the terms of the Grant Notice or this Agreement; provided, however, that your rights shall not be materially and adversely affected without your written consent.
(b) Any right of the Company contained in the Grant Notice or this Agreement may be waived in writing by the Administrator. No waiver of any right hereunder by any party shall operate as a waiver of any other right, or as a waiver of the same right with respect to any subsequent occasion for its exercise, or as a waiver of any right to damages. No waiver by any party of any breach of the Grant Notice or this Agreement shall be held to constitute a waiver of any other breach or a waiver of the continuation of the same breach.

18. Applicable Law; Consent to Jurisdiction; Waiver of Jury Trial
This Agreement and the Grant Notice will be interpreted and enforced under the laws of the State of Delaware without regard to its choice-of-law provisions or principles of conflicts of laws of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of Delaware.
You and the Company (on behalf of itself and its Affiliates) each consents to jurisdiction in a Delaware state or a federal court sitting in Wilmington, Delaware, and each waives any other requirement (whether imposed by statute, rule of court or otherwise) with respect to personal jurisdiction or service of process and waives any objection to jurisdiction based on improper venue or improper jurisdiction. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY, IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THE PLAN, THE GRANT NOTICE OR THIS AGREEMENT.

19. Successors; Interpretation	The terms of the Grant Notice and this Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, and of you and your beneficiaries, executors, administrators, heirs and successors. The invalidity or unenforceability of any provision of this Agreement (or the Grant Notice, as applicable) shall not affect the validity or enforceability of any other provision of this Agreement (or the Grant Notice, as applicable), and each other provision of this Agreement (or the Grant Notice, as applicable) shall be severable and enforceable to the extent permitted by law. The headings of the sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction, and shall not constitute a part, of the Grant Notice or this Agreement. Pronouns and other words of gender shall be read as gender-neutral. Words importing the plural shall include the singular and the singular shall include the plural. Each of the Grant Notice and this Agreement may be entered into in counterparts.

20. The Plan and Other Agreements
(a) The text of the Plan is incorporated in this Agreement by reference. The Administrator shall have final authority to interpret and construe the Plan, the Grant Notice and this Agreement and to make any and all determinations under them, and its decision shall be binding and conclusive upon you and all other persons in respect of any questions arising under the Plan, the Grant Notice or this Agreement.
(b) The Plan, this Agreement (including, if applicable, any Appendix for Non-U.S. Participants) and the Grant Notice constitute the entire understanding between you and the Company regarding this award. Any prior agreements, commitments or negotiations concerning this award are superseded.
(c) Notwithstanding any provisions in the Grant Notice or this Agreement, if you are located outside of the United States, the RSUs shall be subject to any special terms, conditions or notifications for your country set forth in the attached Appendix for Non-U.S. Participants, which shall constitute part of this Agreement. Moreover, if you relocate to one of the countries included in such Appendix, the special terms and conditions for such country will apply to you, to the extent the Company determines that the application of such terms and conditions is necessary or advisable in order to comply with local law or facilitate the administration of the Plan.

BY ACCEPTING THIS RSU AWARD, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

Employees – 2022 NEO Performance-Based Grant
Shapeways Holdings, Inc.
2021 Equity Incentive Plan
Notice of Restricted Stock Unit Award
You have been granted Restricted Stock Units (“RSUs”), each representing the right to receive one Common Share of Shapeways Holdings, Inc. (the “Company”), on the following terms:

Name of Recipient:	«Name»
Total Number of RSUs Granted:	«TotalRSUs»
Date of Grant:	«DateGrant»
Vesting Commencement Date:	«VestCommDate»
Expiration Date:	«ExpirationDate»
Vesting Schedule:
You will receive a benefit with respect to an RSU only if it vests. Two vesting requirements must be satisfied on or before the Award Forfeiture Date in order for an RSU to vest: (i) a time-based service requirement (the “Time-Based Vesting Requirement”) and (ii) a requirement that the Company satisfy one or more performance goals (the “Performance-Based Vesting Requirement”, as described on Exhibit A attached hereto). An RSU will not vest (in whole or in part) if only one (or if neither) of such requirements applicable to it is satisfied on or before the Award Forfeiture Date or if the Performance-Based Vesting Requirement is not satisfied prior to or in connection with a Change in Control. The “Vesting Date” of an outstanding RSU will be the first date upon which both the Time-Based Vesting Requirement and the Performance-Based Vesting Requirement are satisfied with respect to that particular RSU.

Time-Based Vesting Requirement:
The Time-Based Vesting Requirement will be satisfied in six (6) installments (each installment, a “Tranche”) as to the RSUs as follows: 1/6th of the RSUs subject to this award will vest on each anniversary of the Vesting Commencement Date , in each case, subject to your continuous service as an Employee or Consultant (“Service”) through each such date.

Performance-Based Vesting Requirement:
The Performance-Based Vesting Requirement will be satisfied as described on Exhibit A; provided that such achievement must occur prior to termination of your Service for any reason. In addition, any RSUs to which the Performance-Based Vesting Requirement is not satisfied as of a Change in Control, as described on Exhibit A, shall be forfeited as of the Change in Control.

You and the Company agree that these RSUs are granted under and governed by the terms and conditions of the Company’s 2021 Equity Incentive Plan (the “Plan”), the Restricted Stock Unit Agreement, and Exhibit A, all of which are attached to, and made a part of, this document.

Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Plan or the Restricted Stock Unit Agreement, as applicable.
The Company may, in its sole discretion, decide to deliver any documents related to RSUs or the Plan, and all documents that the Company is required to deliver to shareholders (including annual reports and proxy statements), by email or other electronic means (including posting them on a website maintained by the Company or a third party under contract with the Company). You hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through any online or electronic system established and maintained by the Company or another third party designated by the Company. You acknowledge that you may incur costs in connection with any such delivery by means of electronic transmission, including the cost of accessing the Internet and printing fees, and that an interruption of Internet access may interfere with your ability to access the documents.
You further agree to comply with the Company’s Insider Trading Policy, as in effect from time to time, when selling common shares.

Exhibit A

Criteria for Satisfaction of Performance-Based Vesting Requirement

Stock Price Goal Requirement:
1.    The Performance-Based Vesting Requirement shall be deemed satisfied with respect to one-sixth of each Tranche on the first date on which the 60-Day VWAP is equal to or exceeds each of the following: $5, $8, $12, $14, $15 and $16 (each, a “Stock Price Goal”).
2.    “60-Day VWAP” shall mean the average of the volume weighted average price per Common Share during any sixty (60) consecutive trading days.
3.    Once the applicable Stock Price Goal has been achieved, the Performance-Based Vesting Requirement will be deemed satisfied with respect to the applicable RSUs regardless of whether the 60-Day VWAP of a Common Share declines following such achievement.
4.    If the Company is subject to a Change in Control, the satisfaction of the Performance-Based Vesting Requirements will instead be determined based on the transaction price of Common Shares in connection with Change in Control, as determined in good faith by the Administrator. All RSUs that have not met the applicable Performance-Based Vesting Requirement prior to or in connection with a Change in Control will be forfeited as of the Change in Control. Any RSUs to which the Performance-Based Vesting Requirement is satisfied in connection with the Change in Control will continue to be subject to the Time-Based Vesting Requirement as applicable.
5.    Once each of the Stock Price Goals have been achieved, any applicable RSUs that have satisfied the Time-Based Vesting Requirement will be settled in accordance with the terms of the Restricted Stock Unit Agreement and the remaining RSUs will continue to be subject to applicable Time-Based Vesting Requirement.
6.    The Stock Price Goal may be achieved at any time prior to or in connection with the earlier of the Award Forfeiture Date and a Change in Control.

Shapeways Holdings, Inc.
2021 Equity Incentive Plan
Restricted Stock Unit Agreement (Performance-Based Vesting)

Grant of RSUs
Subject to all of the terms and conditions set forth in the Shapeways Holdings, Inc. 2021 Equity Incentive Plan (the “Plan”), the Notice of Restricted Stock Unit Award (the “Grant Notice”), and this Restricted Stock Unit Agreement (the “Agreement”), the Company has granted to you the number of RSUs set forth in the Grant Notice.
All capitalized terms used in this Agreement shall have the meanings assigned to them in this Agreement, the Grant Notice or the Plan, as applicable.

Nature of RSUs	Your RSUs are bookkeeping entries. They represent only the Company’s unfunded and unsecured promise to issue Common Shares on a future date, subject to the terms and conditions of this Agreement, the Grant Notice and the Plan. As a holder of RSUs, you have no rights other than the rights of a general creditor of the Company.
Payment for RSUs	No payment is required for the RSUs that you are receiving.
Vesting	The RSUs vest in accordance with the vesting schedule set forth in the Grant Notice.
Service/Termination of Service
In no event will any additional RSUs vest after your Service has terminated for any reason unless expressly provided in a written agreement between you and the Company.
The Company determines whether and when your Service terminates for all purposes of your RSUs.
If your Service terminates for any reason, then your RSUs will be forfeited to the extent that they have not vested before the termination date and do not vest as a result of the termination of your Service. Any outstanding RSUs will be subject to any vesting acceleration benefits you may be entitled to under any other agreement between you and the Company. You will receive no payment for RSUs that are forfeited.

Expiration of RSUs
If both the Time-Based Vesting Requirement and the Performance-Based Vesting Requirement with respect to an applicable RSU are not satisfied on or before the earlier of (i) the Expiration Date set forth in the Notice of Restricted Stock Unit Award, and (ii) the date on which your Service terminates for any reason, such RSU shall automatically terminate and be cancelled upon such date. The date determined in the preceding sentence is referred to as the “Award Forfeiture Date.”
In addition, any RSUs to which the Performance-Based Vesting Requirement is not satisfied in connection with the Change in Control shall automatically terminate and be cancelled upon the date of the Change in Control.
Upon a termination of one or more RSUs pursuant to this paragraph, you will have no further right with respect to such RSUs or the Common Shares previously allocated thereto.

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Leaves of Absence and Part-Time Work
For purposes of this award, your Service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing. However, except as otherwise determined by the Company, your Service terminates when the approved leave ends, unless you immediately return to active work.
If you go on an unpaid leave of absence that lasts more than thirty days, then, to the extent permitted by applicable law, the Time-Based Vesting Requirement specified in the Grant Notice will be suspended on the thirty-first day of such unpaid leave, and this award will not vest with respect to any additional RSUs that have not satisfied the Time-Based Vesting Requirement during the remainder of such leave. Vesting under the Time-Based Vesting Requirement will resume when you return to active Service. If you go on a paid leave of absence, the Time-Based Vesting Requirement specified in the Grant Notice may be suspended and/or adjusted in accordance with the Company’s leave of absence policy or the terms of your leave.
If you commence working on a part-time basis, the Company may adjust the Time-Based Vesting Requirement so that the rate of vesting is commensurate with your reduced work schedule.

Settlement of RSUs
Each RSU will be settled as soon as practicable on or following the applicable Vesting Date, and in any event within the “short-term deferral period” as defined under Code Section 409A. At the Administrator’s discretion, settlement may occur on fixed dates established by the Administrator for settlement of RSUs. In no event will you be permitted, directly or indirectly, to specify the taxable year of settlement of any RSUs subject to this award.
At the time of settlement, you will receive one Common Share for each vested RSU (plus payment of any dividend equivalents).

Section 409A
Settlement of these RSUs is intended to be exempt from the application of Code Section 409A pursuant to the “short-term deferral” exemption under Treasury Regulation Section 1.409A-1(b)(4), and this Agreement and the Grant Notice shall be administered and interpreted in a manner that complies with such exemption.
Notwithstanding the foregoing, if it is determined that settlement of these RSUs is not exempt from Code Section 409A and the Company determines that you are a “specified employee,” as defined in the regulations under Code Section 409A at the time of your “separation from service,” as defined in Treasury Regulation Section 1.409A-1(h), then this paragraph will apply. If this paragraph applies, and the event triggering settlement is your “separation from service,” then any RSUs that otherwise would have been settled during the first six months following your “separation from service” will instead be settled on the first business day following the earlier of (i) the six-month anniversary of your separation from service or (ii) your death.
Each installment of RSUs that vests is hereby designated as a separate payment for purposes of Code Section 409A.

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No Voting Rights; Dividend Equivalents	Your RSUs carry neither voting rights nor rights to cash dividends. You have no rights as a stockholder of the Company unless and until your RSUs are settled by issuing Common Shares. Each of your RSUs shall be credited with dividend equivalents, which shall be withheld by the Company for your account. Dividend equivalents credited to your account and attributable to an RSU shall be distributed (without interest) to you at the same time as the underlying Common Share is delivered upon settlement of such RSU and if such RSU is forfeited, you shall have no right to such dividend equivalents. Dividend equivalents may be payable, in the discretion of the Company, (x) in cash, (y) in Common Shares with a Fair Market Value as of the date the RSUs are settled equal to the dividend equivalents, or (z) in an adjustment to the underlying number of Common Shares subject to the RSUs.
RSUs Nontransferable
The RSUs may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered (a “Transfer”) by you other than by will or by the laws of descent and distribution, to your family members, a trust or entity established by you for estate planning purposes, a charitable organization designated by you, pursuant to a qualified domestic relations order or as otherwise permitted under the Plan; provided, that in case of any such permitted transfer, (i) the vesting, forfeiture and clawback provisions shall continue to relate to your Service and any termination thereof and (ii) such transfer shall be subject to such advance notice and other rules and requirements as determined by the Administrator in its sole discretion. Any attempted Transfer of the RSUs contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the RSUs, shall be null and void and without effect. In addition, regardless of any marital property settlement agreement, the Company is not obligated to recognize your former spouse’s interest in your RSUs in any way.

Beneficiary Designation
You may dispose of your RSUs in a written beneficiary designation if authorized by the Company and to the extent such beneficiary designation is valid under applicable law. Any beneficiary designation must be filed with the Company on the proper form. It will be recognized only if it has been received at the Company’s headquarters before your death. If you do not file any beneficiary designation or if none of your designated beneficiaries survives you, then your estate will receive any vested RSUs that you hold at the time of your death.

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Withholding Taxes
Regardless of any action the Company (or, if applicable, the Parent, Subsidiary or Affiliate employing or retaining you (the “Employer”)) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related items related to the participation in the Plan and legally applicable to you (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items is and remains your responsibility and may exceed the amount actually withheld by the Company and/or the Employer. You further acknowledge that the Company and the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the RSUs, including, but not limited to, the grant or vesting of the RSUs, the issuance of Common Shares upon vesting of the RSUs, the subsequent sale of Common Shares acquired pursuant to such issuance and the receipt of any dividends and/or any dividend equivalents; and (2) do not commit to and are under no obligation to structure the terms of the RSUs or any aspect of the RSUs to reduce or eliminate your liability for Tax-Related Items or achieve any particular tax result. Further, if you are subject to tax in more than one jurisdiction, you acknowledge that the Company and/or the Employer may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
No Common Shares will be distributed to you pursuant to the RSUs unless you have made arrangements satisfactory to the Company and/or the Employer for the payment of any Tax-Related Items that the Company and/or the Employer determine must be withheld. In this regard, you authorize the Company to satisfy your Tax-Related Items by one or a combination of the following, as determined by the Administrator.
•Withholding the amount of any Tax-Related Items from your wages or other cash compensation paid to you by the Company and/or the Employer;
•Instructing a brokerage firm selected by the Company for this purpose to sell on your behalf a number of whole shares of Company stock to be issued to you when the RSUs are settled that the Company determines are appropriate to generate cash proceeds sufficient to satisfy the Tax-Related Items. This method of satisfying your Tax-Related Items is referred to as “sale-to-cover”.  You acknowledge that the Company or its designee is under no obligation to arrange for such sale at any particular price. Regardless of whether the Company arranges for such sale, you will be responsible for all fees and other costs of sale, and you agree to indemnify and hold the Company harmless from any losses, costs, damages or expenses relating to any such sale;
•Withholding Common Shares that would otherwise be issued to you when the RSUs are settled equal in value to the Tax-Related Items. The fair market value of the withheld Common Shares, determined as of the date when taxes otherwise would have been withheld in cash, will be applied to the Tax-Related Items; or
•Any other means approved by the Administrator.
To the extent the Administrator elects to satisfy the Tax-Related Items by means of sale-to-cover, you hereby authorize the Company to instruct the broker whom it has selected for this purpose to sell a number of Common Shares to be issued upon settlement of your RSUs necessary to satisfy the Tax-Related Items.
You agree to pay to the Company in cash any amount of Tax-Related Items that the Company does not elect to satisfy by the means described above. To the extent you fail to make satisfactory arrangements for the payment of any required withholding taxes, you will permanently forfeit the applicable RSUs (and related underlying Common Shares and any related dividend equivalents).

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Restrictions on Issuance
The Company will not issue any Common Shares to you if the issuance of Common Shares at that time would violate any law or regulation.
Notwithstanding any other provision in the Plan, the Grant Notice or this Agreement, unless there is an available exemption from registration, qualification or other legal requirement applicable to the Common Shares, the Company shall not be required to issue any Common Shares to you prior to the completion of any registration or qualification of the Common Shares under any federal, state, local or foreign securities law or under rulings or regulations of the Securities and Exchange Commission (“SEC”) or of any other governmental body, or prior to obtaining any approval or other clearance from any federal, state, local or foreign governmental agency, which registration, qualification or approval the Company shall, in its absolute discretion, deem necessary or advisable. You understand that the Company is under no obligation to register or qualify the Company’s shares with the SEC or any state securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the shares.

Restrictions on Resale	You agree not to sell any shares at a time when applicable laws, Company policies or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify.
No Retention Rights	Neither your award nor any documentation related thereto (including this Agreement, the Grant Notice and the Plan) gives you the right to be retained by the Company, a Parent, a Subsidiary or an Affiliate in any capacity. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate your Service at any time, with or without cause.
Adjustments	In the event of a stock split, stock dividend, reorganization and recapitalization or a similar change in Company stock, the number of your RSUs will be adjusted pursuant to the Plan and the Performance-Based Vesting Requirement will be equitably adjusted by the Administrator in its sole discretion.
Effect of Significant Corporate Transactions
If the Company is a party to a merger, consolidation, or certain change in control transactions, then your RSUs will be subject to the applicable provisions of Article 9 of the Plan, provided that any action taken must either (a) preserve the exemption of your RSUs from Code Section 409A or (b) comply with Code Section 409A.

No Fractional Shares	No fractional Common Shares will be issued upon settlement. In lieu of issuing a fractional Common Share resulting from an adjustment of the RSUs pursuant to the Plan or otherwise, the Company shall be entitled to pay to you a cash amount equal to the Fair Market Value of such fractional Common Share.
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Recoupment Policy
This award, and the Common Shares acquired upon settlement of this award, shall be subject to recoupment or clawback under any Company policy in effect from time to time, or to the extent required by applicable law in effect at the relevant time (including, without limitation, Section 304 of the Sarbanes-Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act) and/or the rules and regulations of any applicable securities exchange or inter-dealer quotation system on which the Common Shares may be listed or quoted.

Amendment and Waiver
The Administrator, at any time, and from time to time, may amend the terms of the Grant Notice or this Agreement; provided, however, that your rights shall not be materially and adversely affected without your written consent.
Any right of the Company contained in the Grant Notice or this Agreement may be waived in writing by the Administrator. No waiver of any right hereunder by any party shall operate as a waiver of any other right, or as a waiver of the same right with respect to any subsequent occasion for its exercise, or as a waiver of any right to damages. No waiver by any party of any breach of the Grant Notice or this Agreement shall be held to constitute a waiver of any other breach or a waiver of the continuation of the same breach.

Applicable Law; Consent to Jurisdiction; Waiver of Jury Trial
This Agreement and the Grant Notice will be interpreted and enforced under the laws of the State of Delaware without regard to its choice-of-law provisions or principles of conflicts of laws of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of Delaware.
You and the Company (on behalf of itself and its Affiliates) each consents to jurisdiction in a Delaware state or a federal court sitting in Wilmington, Delaware, and each waives any other requirement (whether imposed by statute, rule of court or otherwise) with respect to personal jurisdiction or service of process and waives any objection to jurisdiction based on improper venue or improper jurisdiction.
EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY, IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THE PLAN, THE GRANT NOTICE OR THIS AGREEMENT.

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Successors; Interpretation	The terms of the Grant Notice and this Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, and of you and your beneficiaries, executors, administrators, heirs and successors. The invalidity or unenforceability of any provision of this Agreement (or the Grant Notice, as applicable) shall not affect the validity or enforceability of any other provision of this Agreement (or the Grant Notice, as applicable), and each other provision of this Agreement (or the Grant Notice, as applicable) shall be severable and enforceable to the extent permitted by law. The headings of the sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction, and shall not constitute a part, of the Grant Notice or this Agreement. Pronouns and other words of gender shall be read as gender-neutral. Words importing the plural shall include the singular and the singular shall include the plural. Each of the Grant Notice and this Agreement may be entered into in counterparts.
The Plan and Other Agreements
The text of the Plan is incorporated in this Agreement by reference. The Administrator shall have final authority to interpret and construe the Plan, the Grant Notice and this Agreement and to make any and all determinations under them, and its decision shall be binding and conclusive upon you and all other persons in respect of any questions arising under the Plan, the Grant Notice or this Agreement.
The Plan, this Agreement and the Grant Notice constitute the entire understanding between you and the Company regarding this award. Any prior agreements, commitments or negotiations concerning this award are superseded.
Notwithstanding any provisions in the Grant Notice or this Agreement, if you are located outside of the United States, the RSUs shall be subject to any special terms, conditions or notifications for your country. Moreover, if you relocate to another country, any special terms and conditions for such country will apply to you, to the extent the Company determines that the application of such terms and conditions is necessary or advisable in order to comply with local law or facilitate the administration of the Plan.

BY ACCEPTING THIS RSU AWARD, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.
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